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                          [LaSalle Bank ABN AMRO LOGO]

                                    [Countrywide(R) SECURITIES CORPORATION LOGO]
                                        A Countrywide Capital Markets Company

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                                 $________ (APPROXIMATE)

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
     CLASS ____, CLASS ____, CLASS ____, CLASS ____, CLASS ____, CLASS ____,
     CLASS ____, CLASS ____, CLASS ____, CLASS ____, CLASS ____, CLASS ____,
                                 CLASS ____ AND CLASS ____
--------------------------------------------------------------------------------

                      MERRILL LYNCH MORTGAGE TRUST 2005-LC1
                                     Issuer

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                        LASALLE BANK NATIONAL ASSOCIATION
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                      MERRILL LYNCH MORTGAGE LENDING, INC.
                              Mortgage Loan Sellers

                      GMAC COMMERCIAL MORTGAGE CORPORATION
                                 Master Servicer

                               LNR PARTNERS, INC.
                                Special Servicer

                              WELLS FARGO BANK N.A.
                                     Trustee

                        LASALLE BANK NATIONAL ASSOCIATION
                            Certificate Administrator

                                DECEMBER 5, 2005

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION

                        LASALLE FINANCIAL SERVICES, INC.

DEUTSCHE BANK SECURITIES                 JPMORGAN                 MORGAN STANLEY

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW (SEE PROSPECTUS SUPPLEMENT FOR CERTIFICATE STRUCTURE)
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                           INITIAL                         APPROX.
         EXPECTED       CERTIFICATE        APPROX.      PERCENTAGE
          RATINGS    PRINCIPAL BALANCE  TOTAL INITIAL   OF INITIAL       WEIGHTED       PRINCIPAL   ASSUMED FINAL
       ------------     OR NOTIONAL         CREDIT       MORTGAGE        AVERAGE         WINDOW      DISTRIBUTION
CLASS  MOODY'S  S&P      AMOUNT (1)        SUPPORT     POOL BALANCE  LIFE (YEARS)(2)  (MO./YR.)(2)     DATE(2)     RATE TYPE
----------------------------------------------------------------------------------------------------------------------------

                             $                %              %                                                        (3)
                             $                %              %                                                        (3)
                             $                %              %                                                        (3)
                             $                %              %                                                        (3)
                             $                %              %                                                        (3)
                             $                %              %                                                        (3)
                             $                %              %                                                        (3)
                             $                %              %                                                        (3)
                             $                %              %                                                        (3)
                             $                %              %                                                        (3)
                             $                %              %                                                        (3)
                             $                %              %                                                        (3)
                             $                %              %                                                        (3)
                             $                                                                                        (3)

NON-OFFERED CERTIFICATES(5)

                           INITIAL                         APPROX.
         EXPECTED       CERTIFICATE        APPROX.      PERCENTAGE
          RATINGS    PRINCIPAL BALANCE  TOTAL INITIAL   OF INITIAL       WEIGHTED       PRINCIPAL   ASSUMED FINAL
       ------------     OR NOTIONAL         CREDIT       MORTGAGE        AVERAGE         WINDOW      DISTRIBUTION
CLASS  MOODY'S  S&P      AMOUNT(1)         SUPPORT     POOL BALANCE  LIFE (YEARS)(2)  (MO./YR.)(2)     DATE(2)     RATE TYPE
----------------------------------------------------------------------------------------------------------------------------

         (5)    (5)          $                 %             %             (5)             (5)           (5)          (3)
         (5)    (5)          $                 %             %             (5)             (5)           (5)          (3)
         (5)    (5)          $                 %             %             (5)             (5)           (5)          (3)
         (5)    (5)          $                 %             %             (5)             (5)           (5)          (3)
         (5)    (5)          $                 %             %             (5)             (5)           (5)          (3)
         (5)    (5)          $                 %             %             (5)             (5)           (5)          (3)
         (5)    (5)          $                 %             %             (5)             (5)           (5)          (3)
         (5)    (5)          $                 %             %             (5)             (5)           (5)          (3)
         (5)    (5)          $                 %             %             (5)             (5)           (5)          (3)
         (5)    (5)          $                 %             %             (5)             (5)           (5)          (3)
         (5)    (5)          $                 %             %             (5)             (5)           (5)          (3)
         (5)    (5)          $                NA            NA             (5)             (5)           (5)          (3)

----------
(1)  In the case of each such class, subject to a permitted variance of plus or minus 5.0%.

(2)  As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
     (except in the case of loans with anticipated repayment dates (ARD loans), which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions described in the prospectus supplement.

(3)  The pass-through rates on the class ____, ____, ____, ____,  ____ and ____
     certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of 360-day year consisting of twelve 30-day months) less a specified percentage. By virtue of an interest rate swap contract, the pass-through rate for the class ____
     certificates will be based on one month LIBOR plus a specified percentage;
     provided that interest payments made under the related swap contract are subject to reduction as described in the prospectus supplement (thereby resulting in an effective pass-through rate below LIBOR plus a specified percentage). The initial LIBOR rate will be determined prior to closing and subsequent LIBOR rates will be determined two LIBOR business days before the start of each class ____ interest accrual period. Under circumstances described in the prospectus supplement, the pass-through rate for class
     ____ certificates may convert to a rate described herein in clause (i),
     (ii) or (iii) of the first sentence of this footnote (3).

(4)  The class ____ certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class X certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class certificates for each distribution date will equal the rate described in ____ the prospectus supplement.

(5)  Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        1

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS
      ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT.

(See Prospectus Supplement for a description of the certificate structure.)

ISSUE TYPE                       Sequential pay REMIC. Class _____, _____,
                                 _____, _____, _____ and _____ certificates are
                                 offered publicly. All other certificates will
                                 be privately placed with qualified
                                 institutional buyers, with institutional
                                 accredited investors or non-U.S. persons under
                                 Regulation S.

CUT-OFF DATE                     References in this term sheet to the "cut-off
                                 date" mean, with respect to each mortgage loan,
                                 except as provided below, the related due date
                                 of that mortgage loan in December 2005 or, with
                                 respect to those mortgage loans, if any, that
                                 have their respective first payment dates in
                                 January 2006, December 1, 2005 or, with respect
                                 to those mortgage loans, if any, that were
                                 originated in December 2005 and have their
                                 first payment dates in February 2006, their
                                 respective date of origination. Any payments or
                                 collections that represent amounts due on or
                                 before that date will not belong to the trust
                                 fund.

OFFERING TERMS                   The commercial mortgage backed securities
                                 referred to in these materials, and the
                                 mortgage pool backing them, are subject to
                                 modification or revision (including the
                                 possibility that one or more classes of
                                 securities may be split, combined or eliminated
                                 at any time prior to issuance or availability
                                 of a final prospectus) and are offered on a
                                 "when, as and if issued" basis. You understand
                                 that, when you are considering the purchase of
                                 these securities, a contract of sale will come
                                 into being no sooner than the date on which the
                                 relevant class has been priced and we have
                                 confirmed the allocation of securities to be
                                 made to you; any "indications of interest"
                                 expressed by you, and any "soft circles"
                                 generated by us, will not create binding
                                 contractual obligations for you or us.

MORTGAGE POOL                    The mortgage pool consists of 142 mortgage
                                 loans with an aggregate initial mortgage pool
                                 balance of $1,546,255,943, subject to a
                                 variance of plus or minus 5.0%. The mortgage
                                 loans are secured by 176 mortgaged real
                                 properties located throughout 35 states.

LOAN GROUPS                      For purposes of making distributions to the
                                 class _____, _____, _____, _____, _____ and
                                 _____ certificates, the pool of mortgage loans
                                 will be deemed to consist of two distinct
                                 groups, loan group 1 and loan group 2. Loan
                                 group 1 will consist of 113 mortgage loans,
                                 representing approximately 85.4% of the initial
                                 mortgage pool balance and that are secured by
                                 the various property types that make up the
                                 collateral for those mortgage loans, and loan
                                 group 2 will consist of 29 mortgage loans,
                                 representing approximately 14.6% of the initial
                                 mortgage pool balance and that are secured by
                                 multifamily and manufactured housing community
                                 properties (approximately 53.5% of all the
                                 mortgage loans secured by multifamily and
                                 manufactured housing community properties).

ISSUER                           Merrill Lynch Mortgage Trust 2005-LC1

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN SELLERS            LaSalle Bank National Association
                                    (LaSalle) .....................   54.7% of the initial mortgage pool balance
                                 Countrywide Commercial Real Estate
                                    Finance, Inc. (CRF) ...........   22.9% of the initial mortgage pool balance
                                 Merrill Lynch Mortgage Lending,
                                    Inc. (MLML) ...................   22.4% of the initial mortgage pool balance

UNDERWRITERS                     Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated
                                 Countrywide Securities Corporation
                                 LaSalle Financial Services, Inc.
                                 Deutsche Bank Securities Inc.
                                 J.P. Morgan Securities Inc.
                                 Morgan Stanley & Co. Incorporated

TRUSTEE                          Wells Fargo Bank N.A.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        2

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

CERTIFICATE ADMINISTRATOR        LaSalle Bank National Association

MASTER SERVICER                  GMAC Commercial Mortgage Corporation

SPECIAL SERVICER                 LNR Partners, Inc.

RATING AGENCIES                  Moody's Investors Service, Inc.
                                 Standard & Poor's Ratings Services, a division
                                 of The McGraw-Hill Companies, Inc.

SWAP COUNTERPARTY FOR CLASS      Expected to be Merrill Lynch Capital Services,
                                 Inc.

DENOMINATIONS                    $25,000 minimum for the offered certificates.

CLOSING DATE                     On or about December 28, 2005.

SETTLEMENT TERMS                 Book-entry through DTC for all offered
                                 certificates.

DETERMINATION DATE               For any distribution date, the fourth business
                                 day prior to the distribution date, except that
                                 in the case of certain mortgage loans, the
                                 master servicer may, as described in the
                                 prospectus supplement, make its determination
                                 as to the collections received as of a later
                                 date during each month.

DISTRIBUTION DATE                The 12th day of each month or, if the 12th day
                                 is not a business day, the next succeeding
                                 business day, beginning in January 2006.

DAY COUNT                        30/360 (or, in the case of the class
                                 ___________ certificates, for so long as the
                                 related swap agreement is in effect and no
                                 payment default is continuing thereunder,
                                 actual/360).

INTEREST DISTRIBUTIONS           Each class of offered certificates will be
                                 entitled on each distribution date to interest
                                 accrued during the prior calendar month at its
                                 pass-through rate for such distribution date on
                                 the outstanding certificate balance of such
                                 class immediately prior to such distribution
                                 date; provided that, for so long as the related
                                 swap agreement is in effect and no payment
                                 default is continuing thereunder, the interest
                                 accrual period for the class ___________
                                 certificates will, for each distribution date,
                                 begin on the prior distribution date (or, in
                                 the case of the initial such interest accrual
                                 period, on the closing date) and end on the
                                 business day preceding the subject distribution
                                 date. Subject to available funds, distributions
                                 of interest will be made with respect to the
                                 following classes of certificates in the
                                 following order on each distribution date:
                                 first, the class ___________, ___________,
                                 ___________, ___________, ___________ and
                                 ___________ certificates, pro rata and pari
                                 passu; second, the class ___________
                                 certificates; third, the class ___________
                                 certificates; and then the respective remaining
                                 classes of certificates with principal
                                 balances, sequentially in alphabetical order of
                                 class designation. In general, payments of
                                 interest in respect of the class ___________,
                                 ___________, ___________, ___________,
                                 ___________ and ___________ certificates will
                                 be made to the extent of available funds
                                 attributable to the mortgage loans in loan
                                 group 1, payments of interest in respect of the
                                 class ___________ certificates will be made to
                                 the extent of available funds attributable to
                                 the mortgage loans in loan group 2, and
                                 payments of interest in respect of the class
                                 ___________ certificates will be made to the
                                 extent of available funds attributable to
                                 mortgage loans in both loan groups. However, if
                                 the application of available funds as described
                                 in the preceding sentence would result in an
                                 interest shortfall to any of those classes of
                                 certificates, then payments of interest will be
                                 made with respect to all of those classes on a
                                 pro rata (based on amount of interest accrued)
                                 and pari passu basis without regard to loan
                                 groups. Furthermore, notwithstanding the
                                 foregoing, payments of interest with respect to
                                 the class ___________ certificates out of
                                 collections on the mortgage loans will be
                                 calculated on a 30/360 basis at a fixed coupon
                                 or a

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        3

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                 coupon calculated at the lesser of a specified
                                 percentage and a weighted average coupon
                                 derived from net interest rates on the mortgage
                                 loans, with such interest to be exchanged under
                                 the related swap agreement for interest
                                 calculated on an actual/360 basis at a
                                 LIBOR-based rate. No class of certificates will
                                 provide credit support for any failure on the
                                 part of the swap counterparty to make any
                                 required payment under the swap contract.
                                 Interest payments with respect to the class
                                 certificates will be subject to reduction if
                                 the weighted average of certain net interest
                                 rates on the mortgage loans declines below the
                                 fixed rate per annum at which interest is
                                 payable by the trust to the swap counterparty.

PRINCIPAL DISTRIBUTIONS          Except as described below, principal will be
                                 distributed on each distribution date, to the
                                 extent of available funds, to the most senior
                                 class of sequential pay certificates
                                 outstanding until its certificate balance is
                                 reduced to zero. Payments of principal will
                                 generally be made, to the extent of available
                                 funds (i) to the class ________ and ________
                                 certificates (on a pro rata and pari passu
                                 basis), the class ________ certificates, the
                                 class ________ certificates, the class ________
                                 and ________ certificates (on a pro rata and
                                 pari passu basis), the class ________
                                 certificates and the class ________
                                 certificates, in that order, in an amount equal
                                 to the funds received or advanced with respect
                                 to principal on mortgage loans in loan group 1
                                 and, after the principal balance of the class
                                 ________ certificates has been reduced to zero,
                                 the funds received or advanced with respect to
                                 principal on mortgage loans in loan group 2, in
                                 each case until the principal balance of the
                                 subject class of certificates is reduced to
                                 zero, and (ii) to the class ________
                                 certificates, in an amount equal to the funds
                                 received or advanced with respect to principal
                                 on mortgage loans in loan group 2 and, after
                                 the principal balance of the class ________
                                 certificates has been reduced to zero, the
                                 funds received or advanced with respect to
                                 principal on mortgage loans in loan group 1,
                                 until the principal balance of the
                                 class ______________ certificates is reduced to
                                 zero.

                                 Notwithstanding the foregoing, on any
                                 distribution date as of which the principal
                                 balance of the class ________ certificates is
                                 required to be paid down to its scheduled
                                 principal balance for that distribution date in
                                 accordance with a specified schedule that will
                                 be annexed to the prospectus supplement,
                                 distributions of principal will be made, to the
                                 extent of available funds, to reduce the
                                 principal balance of the class ________
                                 certificates to its scheduled principal balance
                                 for the subject distribution date, out of the
                                 funds received or advanced with respect to
                                 principal on the mortgage loans in loan group 1
                                 (prior to any distributions of principal from
                                 those loan group 1 funds to any other class of
                                 certificates on that distribution date) and,
                                 after the principal balance of the
                                 class ____________ certificates has been
                                 reduced to zero, out of the funds received or
                                 advanced with respect to principal on mortgage
                                 loans in loan group 2 (prior to any
                                 distributions of principal with respect to the
                                 class ________, ________, ________, ________,
                                 ________ certificates on that distribution
                                 date).

                                 If, due to losses, the certificate balances of
                                 the class ________ through class ____
                                 certificates are reduced to zero, payments of
                                 principal to the class ________, ________,
                                 ________, ________, ________ and ________
                                 certificates (to the extent that any two or
                                 more of these classes are outstanding) will be
                                 made on a pro rata and pari passu basis.

                                 Following retirement of the class ________,
                                 ________, ________, ________ and ________
                                 certificates, amounts distributable as
                                 principal will be distributed on each
                                 distribution date, to the extent of available
                                 funds, to the class ___________________________
                                 ______________________________ certificates, in
                                 that order, in each case until the related
                                 certificate balance of the subject class of
                                 certificates is reduced to zero.

LOSSES                           Losses realized on the mortgage loans and
                                 certain default-related and other unanticipated
                                 expenses, if any, will be allocated to the
                                 class ________, ________, ________, ________,
                                 ________ and ________

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        4

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                 certificates, in that order, and then, on a pro
                                 rata and pari passu basis, to the class
                                 ________, ________, ________, ________,
                                 ________ and ________ certificates.

PREPAYMENT PREMIUMS AND          Any prepayment premiums or yield maintenance
YIELD MAINTENANCE CHARGES        charges collected will be distributed to
                                 certificateholders and/or the swap counterparty
                                 on the distribution date following the
                                 collection period in which the prepayment
                                 premium was received. On each distribution
                                 date, the holders of each class of offered
                                 certificates and of the class ____________ and
                                 ____________ certificates then entitled to
                                 principal distributions (to the extent such
                                 prepayment premium or yield maintenance charge
                                 is collected from mortgage loans in the loan
                                 group, if applicable, from which such class of
                                 certificates is receiving payments of
                                 principal) will be entitled to a portion of
                                 prepayment premiums or yield maintenance
                                 charges equal to the product of (a) the amount
                                 of such prepayment premiums or yield
                                 maintenance charges, net of workout fees and
                                 principal recovery fees payable therefrom,
                                 multiplied by (b) a fraction, which in no event
                                 may be greater than 1.0, the numerator of which
                                 is equal to the excess, if any, of the
                                 pass-through rate of such class of certificates
                                 (or, in the case of the class certificates, the
                                 pass-through rate that would be payable thereon
                                 without regard to the related interest rate
                                 swap agreement as described under "Interest
                                 Distributions" above) over the relevant
                                 discount rate, and the denominator of which is
                                 equal to the excess, if any, of the mortgage
                                 interest rate of the prepaid mortgage loan over
                                 the relevant discount rate, multiplied by (c) a
                                 fraction, the numerator of which is equal to
                                 the amount of principal distributable on such
                                 class of certificates on that distribution
                                 date, and the denominator of which is equal to
                                 the total principal distribution amount for
                                 that distribution date; provided that, if the
                                 ____________ and ____________ classes were both
                                 outstanding (prior to any distributions) on
                                 such distribution date, then the number in
                                 clause (c) will be a fraction, the numerator of
                                 which is equal to the amount of principal
                                 distributable on the subject class of
                                 certificates on such distribution date with
                                 respect to the loan group that includes the
                                 prepaid mortgage loan, and the denominator of
                                 which is equal to the portion of the total
                                 principal distribution amount for such
                                 distribution date that is attributable to the
                                 loan group that includes the prepaid mortgage
                                 loan. HOWEVER, AS LONG AS THE RELATED SWAP
                                 AGREEMENT IS IN EFFECT AND THERE IS NO
                                 CONTINUING PAYMENT DEFAULT THEREUNDER, ANY
                                 PREPAYMENT PREMIUM OR YIELD MAINTENANCE CHARGE
                                 ALLOCABLE TO THE CLASS ____________
                                 CERTIFICATES WILL BE PAYABLE TO THE SWAP
                                 COUNTERPARTY.

                                 The portion, if any, of the prepayment premiums
                                 or yield maintenance charges remaining after
                                 any payments described above will be
                                 distributed to the holders of the class
                                 ___________ certificates.

                                 All prepayment premiums and yield maintenance
                                 charges payable as described above will be
                                 reduced, with respect to specially serviced
                                 mortgage loans, by an amount equal to certain
                                 expenses of the trust fund and losses realized
                                 in respect of the mortgage loans previously
                                 allocated to any class of certificates.

ADVANCES                         The master servicer and, if it fails to do so,
                                 the trustee will be obligated to make P&I
                                 advances and servicing advances, including
                                 advances of delinquent property taxes and
                                 insurance, but only to the extent that such
                                 advances are considered recoverable, and, in
                                 the case of P&I advances, subject to appraisal
                                 reductions that may occur.

APPRAISAL REDUCTIONS             If any of certain adverse events or
                                 circumstances described in the prospectus
                                 supplement occur or exist with respect to any
                                 mortgage loan or the mortgaged real property
                                 for any mortgage loan, that mortgage loan will
                                 be considered a required appraisal loan. An
                                 appraisal reduction will generally be made in
                                 the amount, if any, by which the principal
                                 balance of the required appraisal loan (plus
                                 other amounts overdue or advanced in connection
                                 with such loan) exceeds 90% of the appraised
                                 value of the related mortgaged real property
                                 plus all escrows and reserves (including
                                 letters of credit) held as additional
                                 collateral with respect to the mortgage loan.
                                 As a result of calculating an appraisal

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        5

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                 reduction amount for a given mortgage loan, the
                                 interest portion of any P&I advance for such
                                 loan will be reduced, which will have the
                                 effect of reducing the amount of interest
                                 available for distribution to the certificates.

                                 A required appraisal loan will cease to be a
                                 required appraisal loan when the related
                                 mortgage loan has been brought current for at
                                 least three consecutive months and no other
                                 circumstances exist which would cause such
                                 mortgage loan to be a required appraisal loan.

OPTIONAL TERMINATION             The master servicer, the special servicer and
                                 certain certificateholders will have the option
                                 to terminate the trust and retire the then
                                 outstanding certificates, in whole but not in
                                 part, and purchase the remaining assets of the
                                 trust on or after the distribution date on
                                 which the stated principal balance of the
                                 mortgage loans is less than approximately 1.0%
                                 of the initial mortgage pool balance. Such
                                 purchase price will generally be at a price
                                 equal to the unpaid aggregate principal balance
                                 of the mortgage loans, plus accrued and unpaid
                                 interest and certain other additional trust
                                 fund expenses, and the fair market value of any
                                 REO properties acquired by the trust following
                                 foreclosure.

                                 In addition, if, following the date on which
                                 the total principal balances of the class
                                 __________, __________, __________, __________,
                                 __________ and __________ certificates are
                                 reduced to zero, all of the remaining
                                 certificates, except the class __________,
                                 __________ and __________ certificates, are
                                 held by the same certificateholder, the trust
                                 fund may also be terminated, subject to such
                                 additional conditions as may be set forth in
                                 the pooling and servicing agreement, in
                                 connection with an exchange of all the
                                 remaining certificates, except the class
                                 __________, __________ and __________
                                 certificates, for all the mortgage loans and
                                 REO properties remaining in the trust fund at
                                 the time of exchange.

CONTROLLING CLASS                The most subordinate class of principal balance
                                 certificates that has a class certificate
                                 balance greater than 25% of its original
                                 certificate balance will be the controlling
                                 class of certificates; provided, however, that
                                 if no such class of principal balance
                                 certificates satisfies such requirement, the
                                 controlling class of certificates will be the
                                 most subordinate class of principal balance
                                 certificates with a class certificate balance
                                 greater than zero. The holder(s) of
                                 certificates representing a majority interest
                                 in the controlling class will have the right,
                                 subject to the conditions described in the
                                 prospectus supplement, to replace the special
                                 servicer and select a representative that may
                                 direct and advise the special servicer on
                                 various servicing matters.

                                 Notwithstanding the foregoing, however, the
                                 Glendale Galleria mortgage loan is part of a
                                 loan combination that involves three other
                                 loans that will not be included in the trust
                                 (each, a "non-trust loan"), one of which will
                                 be pari passu in right of payment with, and two
                                 of which will be subordinate in right of
                                 payment to, the Glendale Galleria mortgage loan
                                 in the trust. The holder of a related
                                 subordinate non-trust loan, for so long as that
                                 subordinate non-trust loan has an unpaid
                                 principal balance, net of any existing related
                                 appraisal reduction amounts allocable thereto,
                                 equal to or greater than 25% of its then
                                 outstanding principal balance (without taking
                                 into account any appraisal reduction amount)
                                 will have the right to direct or advise the
                                 special servicer with respect to certain
                                 specified servicing actions with respect to the
                                 Glendale Galleria loan combination.

                                 See "Description of the Mortgage Pool--Loan
                                 Combinations" in the prospectus supplement for
                                 more information regarding loan combinations.

ERISA                            The offered certificates (other than the class
                                 ____________ certificates) are expected ERISA
                                 eligible.

SMMEA                            The offered certificates will not be "mortgage
                                 related securities" for the purposes of the
                                 Secondary Mortgage Market Enhancement Act of
                                 1984.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        6

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

CONTACTS

                             COUNTRYWIDE SECURITIES          LASALLE FINANCIAL
MERRILL LYNCH & CO.                CORPORATION                SERVICES, INC.

     John Mulligan                Tom O'Hallaron               Steven Adang
(212) 449-3860 (Phone)       (818) 225-6353 (Phone)       (212) 409-6206 (Phone)
 (212) 738-1491 (Fax)         (818) 225-4032 (Fax)         (212) 409-5256 (Fax)

       Max Baker                  Stew Ward                     Kurt Kaline
(212) 449-3860 (Phone)       (818) 225-6353 (Phone)       (212) 409-6204 (Phone)
 (212) 738-1491 (Fax)         (818) 225-4032 (Fax)         (212) 409-5256 (Fax)

       Rich Sigg                  Chris Tokarski                  Neil Dey
(212) 449-3860 (Phone)       (818) 225-6331 (Phone)       (212) 409-6206 (Phone)
 (212) 738-1491 (Fax)         (818) 225-4179 (Fax)         (212) 409-5256 (Fax)

       David Rodgers              Cary Carpenter
(212) 449-3611 (Phone)       (818) 225-6336 (Phone)
 (212) 449-3589 (Fax)         (818) 225-4032 (Fax)

      Glenn Thaler
(212) 449-4004 (Phone)
 (212) 449-3589 (Fax)

     DEUTSCHE BANK
    SECURITIES INC.              MORGAN STANLEY                  JPMORGAN

   Scott Waynebern                  Kara McShane             Avinash Bappanad
(212) 250-5149 (Phone)       (212) 761-2164 (Phone)       (212) 834-3813 (Phone)
 (212) 797-5630 (Fax)         (212) 507-5062 (Fax)         (212) 834-6598 (Fax)

     Heath Forusz                  Jon Miller                   Nancy Alto
(212) 250-5149 (Phone)       (212) 761-1317 (Phone)       (212) 834-9271 (Phone)
 (212) 797-5630 (Fax)         (212) 507-6994 (Fax)         (212) 834-6656 (Fax)

                                                               Charles Lee
                                                          (212) 834-9328 (Phone)
                                                            (212)834-6593 (Fax)

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        7

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool.
If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan or (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated
otherwise, statistical information presented with respect to any mortgage loan in the trust that is part of a loan combination excludes the related B-note non-trust loan or for certain statistical information, all related non-trust loans. Unless specifically indicated otherwise, certain statistical information regarding credit characteristics presented with respect to the Glendale Galleria mortgage loan (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property)
excludes the related B-note non-trust loans and certain statistical information regarding the concentration of certain loan or property characteristics within the mortgage pool or loan group (for example geographic or property type concentration) excludes all related non-trust loans.

GENERAL CHARACTERISTICS
--------------------------------------------------------------------------------

                                                                   ALL MORTGAGE         LOAN            LOAN
                                                                       LOANS           GROUP 1         GROUP 2
                                                                  --------------   --------------   ------------

Initial mortgage pool balance..................................   $1,546,255,943   $1,321,152,625   $225,103,318
Number of pooled mortgage loans................................              142              113             29
Number of mortgaged properties.................................              176              147             29
Percentage of investment grade loans(1)........................              8.1%             9.5%           0.0%
Average cut-off date principal balance.........................   $   10,889,126   $   11,691,616   $  7,762,183
Largest cut-off date principal balance.........................   $  125,702,137   $  125,702,137   $ 29,000,000
Smallest cut-off date principal balance........................   $      996,594   $      996,594   $  1,300,000
Weighted average mortgage interest rate........................           5.4060%          5.3915%        5.4912%
Highest mortgage interest rate.................................           6.5600%          6.5600%        6.0100%
Lowest mortgage interest rate..................................           4.6496%          4.6496%        5.0500%
Number of cross collateralized mortgage loans..................                4                4              0
Cross collateralized mortgage loans as a % of IPB..............              3.2%             3.7%           0.0%
Number of multi property mortgage loans........................                9                9              0
Multi property mortgage Loans as a % of IPB....................             13.2%            15.5%           0.0%
Weighted average underwritten debt service coverage ratio(2)...             1.39x            1.41x          1.29x
Maximum underwritten debt service coverage ratio...............             2.11x            2.11x          1.76x
Minimum underwritten debt service coverage ratio...............             1.15x            1.15x          1.18x
Weighted average cut-off date loan-to-value ratio..............             70.1%            70.0%          70.2%
Maximum cut-off date loan-to-value ratio.......................             80.0%            80.0%          79.9%
Minimum cut-off date loan-to-value ratio.......................             33.4%            33.4%          42.8%
Weighted average original term to maturity or
   anticipated repayment date (months).........................              112              111            118
Maximum original term to maturity or anticipated
   repayment date (months).....................................              180              180            121
Minimum original term to maturity or anticipated
   repayment date (months).....................................               60               60             60
Weighted average remaining amort. term (months)(3).............              352              352            352
Maximum remaining amort. term (months).........................              360              360            360
Minimum remaining amort. term (months).........................              119              119            300

See "Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real
Properties--Additional Statistical Information" for a similar table with additional information regarding certain of the mortgage loans.

----------
(1)  It has been confirmed by Moody's and S&P, in accordance with their respective methodologies, that the Glendale Galleria Loan has credit characteristics consistent with investment-grade rated obligations.

(2)  As described in the prospectus supplement, the debt service coverage ratios with respect to certain mortgage loans were calculated assuming the application of a holdback amount and/or a letter of credit in reduction of the respective cut-off date principal balances or taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis.

(3)  Excludes loans that are Interest Only for their entire term.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        8

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                 PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL

                        % OF
                       INITAL                      % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE
                      MORTGAGE   -----------------------------------------------------------------------------------------
                        POOL                                     MANUFACTURED                  SELF
         STATE         BALANCE   RETAIL   OFFICE   MULTIFAMILY     HOUSING      HOSPITALITY   STORAGE   INDUSTRIAL   OTHER
-------------------   --------   ------   ------   -----------   ------------   -----------   -------   ----------   -----

California ........     21.0      10.8      5.6        2.2            0.4           1.1         0.9          --        --
   Southern(1) ....     17.2       9.5      5.6         --            0.4           0.8         0.9          --        --
   Northern(1) ....      3.8       1.3       --        2.2             --           0.3          --          --        --
Florida ...........      9.7       1.2      1.8        1.9            3.2           1.3         0.2          --        --
Texas .............      9.5       0.4      6.8        0.7             --           0.3         0.1          --       1.1
Alabama ...........      8.4       7.9       --        0.5             --            --          --          --        --
Pennsylvania ......      4.6        --      1.2        1.4            2.0            --          --          --        --
Illinois ..........      4.2       0.5       --        1.9             --            --          --         1.8        --
Colorado ..........      4.0       0.3      0.1         --            3.4            --         0.3          --        --
Michigan ..........      3.9       1.0      2.5        0.1            0.3            --          --          --        --
North Carolina ....      3.7       3.1      0.4         --             --            --          --         0.2        --
Virginia ..........      3.6       0.2      1.2         --            2.3            --          --          --        --
Massachusetts .....      3.0       0.3      1.9         --             --           0.9          --          --        --
Indiana ...........      3.0       1.5      0.2        0.5            0.1            --         0.6         0.1        --
Georgia ...........      2.8       0.7       --        1.8             --            --         0.3          --        --
New York ..........      2.4       0.3       --        1.1             --           1.0          --          --        --
Nevada ............      2.4       1.8       --         --            0.6            --          --          --        --
Wisconsin .........      2.3       0.2       --        1.2             --           0.9          --          --        --
New Jersey ........      1.6        --      0.3         --             --           0.9         0.5          --        --
Arizona ...........      1.3       0.5       --         --            0.7            --         0.1          --        --
Tennessee .........      1.1        --      1.0        0.1             --            --          --          --        --
Hawaii ............      1.1       1.1       --         --             --            --          --          --        --
Oregon ............      1.0        --       --         --             --            --         0.2         0.8        --
Washington ........      0.8       0.6       --        0.1             --            --          --          --        --
Ohio ..............      0.6        --       --        0.1            0.3            --         0.2          --        --
Iowa ..............      0.6       0.6       --         --             --            --          --          --        --
Utah ..............      0.6       0.2       --         --             --            --         0.4          --        --
Arkansas ..........      0.5        --      0.4         --             --            --         0.1          --        --
Oklahoma ..........      0.4        --      0.4         --             --            --          --          --        --
Missouri ..........      0.4        --       --        0.4             --            --          --          --        --
South Carolina ....      0.3        --       --         --             --           0.3          --          --        --
Connecticut .......      0.3        --      0.3         --             --            --          --          --        --
Maryland ..........      0.3        --       --         --             --           0.3          --          --        --
Maine .............      0.3        --       --         --             --           0.3          --          --        --
Nebraska ..........      0.2        --      0.2         --             --            --          --          --        --
Idaho .............      0.2        --       --        0.2             --            --          --          --        --
New Hampshire .....      0.1        --      0.1         --             --            --          --          --        --
                       -----      ----     ----       ----           ----           ---         ---         ---       ---
TOTAL .............    100.0%     33.2%    24.5%      14.1%          13.1%          7.3%        3.8%        2.9%      1.1%
                       =====      ====     ====       ====           ====           ===         ===         ===       ===

----------
(1)  For purposes of determining whether a mortgaged real property is located in
     Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above and Southern California includes areas below 93600.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        9

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                                                   CUT-OFF DATE     % OF INITIAL
                                    NUMBER OF        PRINCIPAL     MORTGAGE POOL
                                 MORTGAGE LOANS       BALANCE         BALANCE
                                 --------------   --------------   -------------
Interest Only ................           3        $   59,345,242        3.8%
Single Tenant ................           9        $   57,354,404        3.7%
Loans > 50% Single Tenant ....          18        $  141,058,096        9.1%
Current Secondary Debt .......           7        $  247,202,245       16.0%
Future Secondary Debt
   Permitted .................          14        $  490,627,137       31.7%
Lockbox ......................          23        $  622,491,514       40.3%
Escrow Type(1)
   TI/LC Reserves(2) .........          46        $  543,910,427       57.0%
   Real Estate Tax ...........         111        $1,029,748,437       66.6%
   Insurance .................         104        $  886,657,676       57.3%
   Replacement Reserves ......         109        $  974,916,972       63.1%

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

                                                  CUT-OFF DATE   % OF INITIAL
                                    NUMBER OF       PRINCIPAL    LOAN GROUP 1
                                 MORTGAGE LOANS      BALANCE        BALANCE
                                 --------------   ------------   ------------
Interest Only ................           3        $ 59,345,242        4.5%
Single Tenant ................           9        $ 57,354,404        4.3%
Loans > 50% Single Tenant ....          18        $141,058,096       10.7%
Current Secondary Debt .......           6        $245,206,102       18.6%
Future Secondary Debt
   Permitted .................          14        $490,627,137       37.1%
Lockbox ......................          21        $600,661,514       45.5%
Escrow Type(1)
   TI/LC Reserves(2) .........          46        $543,910,427       57.0%
   Real Estate Tax ...........          88        $895,855,119       67.8%
   Insurance .................          81        $752,764,358       57.0%
   Replacement Reserves ......          84        $806,323,654       61.0%

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

                                                  CUT-OFF DATE   % OF INITIAL
                                    NUMBER OF       PRINCIPAL    LOAN GROUP 2
                                 MORTGAGE LOANS      BALANCE        BALANCE
                                 --------------   ------------   ------------
Interest Only ................           0        $          0        0.0%
Single Tenant ................           0        $          0        0.0%
Loans > 50% Single Tenant ....           0        $          0        0.0%
Current Secondary Debt .......           1        $  1,996,143        0.9%
Future Secondary Debt
   Permitted .................           0        $          0        0.0%
Lockbox ......................           2        $ 21,830,000        9.7%
Escrow Type(1)
   Real Estate Tax ...........          23        $133,893,318       59.5%
   Insurance .................          23        $133,893,318       59.5%
   Replacement Reserves ......          25        $168,593,318       74.9%

----------
(1)  Does not include mortgage loans with upfront reserves.

(2)  TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, industrial and other properties.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------

                                                                     % OF       % OF       % OF
                                                     AGGREGATE      INITIAL    INITIAL    INITIAL
                                                      CUT-OFF      MORTGAGE   MORTGAGE   MORTGAGE
    RANGE OF CUT-OFF DATE           NUMBER OF     DATE PRINCIPAL     POOL       LOAN       LOAN
         BALANCES ($)            MORTGAGE LOANS       BALANCE       BALANCE    GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------------

996,594 - 2,999,999 ..........          42        $   79,240,866      5.1%       4.6%       8.1%
3,000,000 - 3,999,999 ........          13            44,058,930      2.8        2.8        2.9
4,000,000 - 4,999,999 ........          10            44,013,183      2.8        3.0        1.8
5,000,000 - 5,999,999 ........           5            27,605,932      1.8        1.7        2.5
6,000,000 - 6,999,999 ........           7            44,462,774      2.9        2.4        5.8
7,000,000 - 7,999,999 ........           8            58,726,970      3.8        3.4        6.3
8,000,000 - 9,999,999 ........           9            81,760,734      5.3        4.9        7.8
10,000,000 - 12,999,999 ......          16           178,976,498     11.6       11.9        9.8
13,000,000 - 19,999,999 ......          16           247,767,678     16.0       11.6       54.9
20,000,000 - 49,999,999 ......          12           373,215,242     24.1       26.1        0.0
50,000,000 - 99,999,999 ......           2           118,325,000      7.7        9.0        0.0
100,000,000 - 125,702,137 ....           2           248,102,137     16.0       18.8        0.0
-------------------------------------------------------------------------------------------------
Total: .......................         142        $1,546,255,943    100.0%     100.0%     100.0%

MIN: $996,594   MAX: $125,702,137   WTD. AVERAGE: $10,889,126
-------------------------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------

                                                                     % OF       % OF       % OF
                                                     AGGREGATE      INITIAL    INITIAL    INITIAL
                                                      CUT-OFF      MORTGAGE   MORTGAGE   MORTGAGE
                                    NUMBER OF     DATE PRINCIPAL     POOL       LOAN       LOAN
       RANGE OF DSCRS (X)        MORTGAGE LOANS       BALANCE       BALANCE    GROUP 1   GROUP 2
-------------------------------------------------------------------------------------------------

1.15 - 1.19 ..................           4        $   58,230,000      3.8%       1.8%      15.4%
1.20 - 1.24 ..................          26           509,471,356     32.9       32.7       34.2
1.25 - 1.29 ..................          21           207,524,875     13.4       12.7       17.7
1.30 - 1.34 ..................          23           177,349,071     11.5       11.8        9.8
1.35 - 1.39 ..................          11            52,765,904      3.4        3.6        2.2
1.40 - 1.44 ..................          17           159,947,289     10.3       10.5        9.5
1.45 - 1.49 ..................           9            49,414,043      3.2        3.0        4.3
1.50 - 1.59 ..................          15           111,580,036      7.2        8.2        7.0
1.60 - 1.99 ..................          11           169,600,323     11.0       11.9        0.0
2.00 - 2.11 ..................           5            50,373,047      3.3        3.8        0.0
-------------------------------------------------------------------------------------------------
Total: .......................         142        $1,546,255,943    100.0%     100.0%     100.0%

MIN: 1.15X   MAX: 2.11X   WTD. AVERAGE: 1.39X
-------------------------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------

                                                                     % OF       % OF       % OF
                                                     AGGREGATE      INITIAL    INITIAL    INITIAL
                                                      CUT-OFF      MORTGAGE   MORTGAGE   MORTGAGE
                                    NUMBER OF     DATE PRINCIPAL     POOL       LOAN       LOAN
  RANGE OF MORTGAGE RATES (%)    MORTGAGE LOANS       BALANCE       BALANCE    GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------------

4.6496 - 4.9999 ..............           3        $  165,502,137     10.7%      12.5%       0.0%
5.0000 - 5.2499 ..............          13           126,428,906      8.2        7.5       11.9
5.2500 - 5.4999 ..............          47           717,791,899     46.4       46.8       44.5
5.5000 - 5.5999 ..............          17            76,284,762      4.9        5.4        2.2
5.6000 - 5.6999 ..............          16            84,658,144      5.5        4.9        8.6
5.7000 - 5.7499 ..............           9            72,850,788      4.7        5.5        0.0
5.7500 - 5.9999 ..............          28           259,789,743     16.8       14.7       29.1
6.0000 - 6.5600 ..............           9            42,949,562      2.8        2.6        3.7
-------------------------------------------------------------------------------------------------
Total: .......................         142        $1,546,255,943    100.0%     100.0%     100.0%

MIN: 4.6496%   MAX: 6.5600%   WTD. AVERAGE: 5.4060%
-------------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------

                                                AGGREGATE       % OF       % OF        % OF
                                                 CUT-OFF       INITIAL    INITIAL   INITIAL
           RANGE OF              NUMBER OF        DATE        MORTGAGE   MORTGAGE   MORTGAGE
      CUT-OFF DATE LTV            MORTGAGE      PRINCIPAL       POOL       LOAN       LOAN
          RATIOS (%)               LOANS         BALANCE       BALANCE    GROUP 1    GROUP 2
--------------------------------------------------------------------------------------------

33.4 - 49.9 ..................        6      $  151,784,061      9.8%      10.8%      14.5%
50.0 - 59.9 ..................       12          93,707,432      6.1        7.1        0.0
60.0 - 64.9 ..................       13         115,613,690      7.5        7.0        0.0
65.0 - 69.9 ..................       25         253,062,107     16.4       14.3       28.3
70.0 - 74.9 ..................       28         197,626,284     12.8       10.3       27.2
75.0 - 79.9 ..................       52         603,102,370     39.0       40.5       30.0
80.0 - 80.0 ..................        6         131,360,000      8.5        9.9        0.0
--------------------------------------------------------------------------------------------
Total: .......................      142      $1,546,255,943    100.0%     100.0%     100.0%

MIN: 33.4%   MAX: 80.0%   WTD. AVERAGE: 70.1%
--------------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------

                                                AGGREGATE       % OF       % OF       % OF
           RANGE OF                              CUT-OFF       INITIAL    INITIAL    INITIAL
        MATURITY DATE            NUMBER OF        DATE        MORTGAGE   MORTGAGE   MORTGAGE
            OR ARD                MORTGAGE      PRINCIPAL       POOL       LOAN       LOAN
       LTV RATIOS (%)              LOANS         BALANCE       BALANCE    GROUP 1   GROUP 2
--------------------------------------------------------------------------------------------

0.2 - 24.9 ...................        3      $   15,284,542      1.0%       1.2%       0.0%
25.0 - 49.9 ..................       13         178,313,900     11.5       12.8        4.2
50.0 - 54.9 ..................       15         120,960,202      7.8        7.8        7.8
55.0 - 59.9 ..................       27         217,177,571     14.0       10.1       37.1
60.0 - 64.9 ..................       29         256,335,360     16.6       15.7       21.7
65.0 - 67.4 ..................       26         193,836,178     12.5       10.4       25.2
67.5 - 69.9 ..................       19         352,938,190     22.8       26.0        4.1
70.0 - 74.6 ..................       10         211,410,000     13.7       16.5        0.0
--------------------------------------------------------------------------------------------
Total: .......................      142      $1,546,255,943    100.0%     100.0%     100.0%

MIN: 0.2%   MAX: 74.6%   WTD. AVERAGE: 61.7%
--------------------------------------------------------------------------------------------

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                AGGREGATE       % OF       % OF       % OF
                                                 CUT-OFF       INITIAL    INITIAL    INITIAL
           RANGE OF              NUMBER OF        DATE        MORTGAGE   MORTGAGE   MORTGAGE
        ORIGINAL TERMS            MORTGAGE      PRINCIPAL       POOL       LOAN       LOAN
      TO MATURITY (MOS.)           LOANS         BALANCE       BALANCE    GROUP 1    GROUP 2
--------------------------------------------------------------------------------------------

60 - 60.......................        4      $  108,693,982       7.0%      7.8%       2.5%
61 - 84.......................        7         182,195,327      11.8      13.6        1.0
85 - 120......................      125       1,189,631,123      76.9      76.2       81.0
121 - 180.....................        6          65,735,510       4.3       2.3       15.4
--------------------------------------------------------------------------------------------
Total:........................      142      $1,546,255,943     100.0%    100.0%     100.0%

MIN: 60 MOS.   MAX: 180 MOS.   WTD. AVERAGE: 112 MOS.
--------------------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                AGGREGATE       % OF       % OF       % OF
                                                 CUT-OFF       INITIAL    INITIAL    INITIAL
           RANGE OF              NUMBER OF        DATE        MORTGAGE   MORTGAGE   MORTGAGE
           ORIGINAL               MORTGAGE      PRINCIPAL       POOL       LOAN       LOAN
   AMORTIZATION TERMS (MOS.)       LOANS         BALANCE       BALANCE    GROUP 1    GROUP 2
--------------------------------------------------------------------------------------------

Interest Only.................        3      $   59,345,242      3.8%       4.5%       0.0%
120 - 299.....................        4          16,505,206      1.1        1.2        0.0
300 - 329.....................       17         147,442,804      9.5        8.2       17.1
330 - 360.....................      118       1,322,962,691     85.6       86.0       82.9
--------------------------------------------------------------------------------------------
Total:........................      142      $1,546,255,943    100.0%     100.0%     100.0%

MIN: 120 MOS.(1)   MAX: 360 MOS.   WTD. AVERAGE: 352 MOS.(1)
--------------------------------------------------------------------------------------------

AMORTIZATION TYPES FOR ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                AGGREGATE       % OF       % OF       % OF
                                                 CUT-OFF       INITIAL    INITIAL    INITIAL
                                 NUMBER OF        DATE        MORTGAGE   MORTGAGE   MORTGAGE
                                  MORTGAGE      PRINCIPAL       POOL       LOAN       LOAN
      AMORTIZATION TYPES           LOANS         BALANCE       BALANCE    GROUP 1    GROUP 2
--------------------------------------------------------------------------------------------

ARD...........................        1      $   10,038,917      0.6%       0.8%       0.0%
Balloon.......................       73         455,937,242     29.5       28.8       33.7
Fully Amortizing..............        2           4,424,542      0.3        0.3        0.0
Interest Only.................        3          59,345,242      3.8        4.5        0.0
Partial IO-Balloon............       63       1,016,510,000     65.7       65.6       66.3
--------------------------------------------------------------------------------------------
Total:........................      142      $1,546,255,943    100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                AGGREGATE       % OF       % OF       % OF
                                                 CUT-OFF       INITIAL    INITIAL    INITIAL
           RANGE OF              NUMBER OF        DATE        MORTGAGE   MORTGAGE   MORTGAGE
        REMAINING TERMS           MORTGAGE      PRINCIPAL       POOL       LOAN       LOAN
      TO MATURITY (MOS.)           LOANS         BALANCE       BALANCE    GROUP 1    GROUP 2
--------------------------------------------------------------------------------------------

56 - 84.......................       11      $  290,889,310     18.8%      21.4%       3.5%
85 - 119......................       75         518,081,123     33.5       32.4       39.9
120 - 179.....................       56         737,285,510     47.7       46.2       56.6
--------------------------------------------------------------------------------------------
Total:........................      142      $1,546,255,943    100.0%     100.0%     100.0%

MIN: 56 MOS.   MAX: 179 MOS.   WTD. AVERAGE: 111 MOS.
--------------------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                AGGREGATE       % OF       % OF       % OF
                                                 CUT-OFF       INITIAL    INITIAL    INITIAL
           RANGE OF              NUMBER OF        DATE        MORTGAGE   MORTGAGE   MORTGAGE
    REMAINING AMORTIZATION        MORTGAGE      PRINCIPAL       POOL       LOAN       LOAN
         TERMS (MOS.)              LOANS         BALANCE       BALANCE    GROUP 1    GROUP 2
--------------------------------------------------------------------------------------------

0 - 60........................        3      $   59,345,242      3.8%       4.5%       0.0%
85 - 120......................        1           3,427,948      0.2        0.3        0.0
121 - 360.....................      138       1,483,482,753     95.9       95.2      100.0
--------------------------------------------------------------------------------------------
Total:........................      142      $1,546,255,943    100.0%     100.0%     100.0%

MIN: 119 MOS.(1)   MAX: 360 MOS.   WTD. AVERAGE: 352 MOS.(1)
--------------------------------------------------------------------------------------------

PARTIAL IO TERM (MOS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                AGGREGATE       % OF       % OF       % OF
                                                 CUT-OFF       INITIAL    INITIAL    INITIAL
                                 NUMBER OF        DATE        MORTGAGE   MORTGAGE   MORTGAGE
           RANGE OF               MORTGAGE      PRINCIPAL       POOL       LOAN       LOAN
       PARTIAL IO TERMS            LOANS         BALANCE       BALANCE    GROUP 1    GROUP 2
--------------------------------------------------------------------------------------------

0 - 12........................        1      $    4,000,000      0.3%       0.0%       1.8%
13 - 24.......................       39         467,695,000     30.2       29.4       35.2
25 - 36.......................       12         300,975,000     19.5       17.8       29.3
37 - 48.......................        1           4,400,000      0.3        0.3        0.0
49 - 60.......................       10         239,440,000     15.5       18.1        0.0
--------------------------------------------------------------------------------------------
Total:........................       63      $1,016,510,000     65.7%      65.6%      66.3%

MIN: 12 MOS.   MAX: 60 MOS.   WTD. AVERAGE: 36 MOS.
--------------------------------------------------------------------------------------------

----------
(1)  Does not include interest only loans.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

RELEVANT SPONSOR CONCENTRATIONS
--------------------------------------------------------------------------------

                             SPONSOR CONCENTRATION 1

                                               CUT-OFF DATE                               CUT-OFF DATE
 LOAN                                   LOAN     PRINCIPAL    % OF                  UW      DATE LTV     PROPERTY
NO.(1)   LOAN NAME                     GROUP      BALANCE      IPB   SIZE (PADS)   DSCR       RATIO       TYPE(2)
-----------------------------------------------------------------------------------------------------------------

   6     Holiday Hills Village......     1     $ 37,600,000    2.4%      735       1.27x      80.0%         MHC
   7     Meadows of Chantilly.......     1       34,800,000    2.3       500       1.23       80.0          MHC
  10     Green Acres................     1       30,560,000    2.0       595       1.21       80.0          MHC
  21     Windmill Village...........     2       17,155,000    1.1       491       1.20       72.7          MHC
  23     Country Place..............     2       16,125,000    1.0       515       1.20       74.0          MHC
  25     Golden Terrace.............     1       14,400,000    0.9       265       1.31       80.0          MHC
  32     The Winds of St. Armands ..     2       13,000,000    0.8       306       1.20       75.1          MHC
  46     Casa del Sol Resort........     2       10,230,000    0.7       245       1.20       73.1          MHC
  54     Bonanza Village............     1        9,180,000    0.6       353       1.20       52.8          MHC
                                               ------------   ----     -----       ----       ----
                                               $183,050,000   11.8%    4,005       1.23x      76.7%

                             SPONSOR CONCENTRATION 2

                                               CUT-OFF DATE                               CUT-OFF DATE
 LOAN                                   LOAN     PRINCIPAL    % OF                  UW      DATE LTV     PROPERTY
NO.(1)   LOAN NAME                     GROUP      BALANCE      IPB    SIZE (SF)    DSCR       RATIO        TYPE
-----------------------------------------------------------------------------------------------------------------

   2     Colonial Mall Bel Air......     1     $122,400,000    7.9%     999,799    1.24x      78.5%       Retail
   5     Colonial Mall Greenville...     1       44,675,000    2.9      404,266    1.25       75.3        Retail
                                               ------------   ----    ---------    ----       ----
                                               $167,075,000   10.8%   1,404,065    1.24x      77.6%

----------
(1)  As represented in Annex A-1 of the prospectus supplement.

(2)  Manufactured Housing Community.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                    PERCENT OF REMAINING BALANCE ANALYSIS(1)

           MONTHS SINCE                                                  % OF REM
              CUT-OFF        NUMBER OF     AGGREGATE REMAINING    MORTGAGE POOL BALANCE
 PERIOD        DATE       MORTGAGE LOANS    PRINCIPAL BALANCE     LOCK OUT/DEFEASANCE(2)
----------------------------------------------------------------------------------------

6/1/2006          6             142         $1,542,722,257.46             97.93%
6/1/2007         18             142         $1,535,357,277.45             97.28%
6/1/2008         30             142         $1,524,197,599.88             95.46%
6/1/2009         42             142         $1,507,320,558.86             93.84%
6/1/2010         54             142         $1,487,773,406.54             92.91%
6/1/2011         66             138         $1,360,284,067.19             95.78%
6/1/2012         78             138         $1,336,478,925.90             87.41%
6/1/2013         90             131         $1,148,794,751.44             95.37%
6/1/2014        102             131         $1,125,612,018.86             95.37%
6/1/2015        114             130         $1,086,551,058.97             88.77%
6/1/2016        126               1         $      403,790.92            100.00%
6/1/2017        138               1         $      324,609.78            100.00%
6/1/2018        150               1         $      240,381.80            100.00%
6/1/2019        162               1         $      150,785.29            100.00%
6/1/2020        174               1         $       55,493.24            100.00%

               % OF REM                 % OF REM
         MORTGAGE POOL BALANCE   MORTGAGE POOL BALANCE
 PERIOD  YIELD MAINTENANCE(3)             OPEN            TOTAL
----------------------------------------------------------------

6/1/2006         2.07%                   0.00%           100.00%
6/1/2007         2.72%                   0.00%           100.00%
6/1/2008         4.54%                   0.00%           100.00%
6/1/2009         5.79%                   0.36%           100.00%
6/1/2010         5.82%                   1.27%           100.00%
6/1/2011         4.06%                   0.16%           100.00%
6/1/2012         4.06%                   8.53%           100.00%
6/1/2013         4.63%                   0.00%           100.00%
6/1/2014         4.63%                   0.00%           100.00%
6/1/2015         4.69%                   6.54%           100.00%
6/1/2016         0.00%                   0.00%           100.00%
6/1/2017         0.00%                   0.00%           100.00%
6/1/2018         0.00%                   0.00%           100.00%
6/1/2019         0.00%                   0.00%           100.00%
6/1/2020         0.00%                   0.00%           100.00%

----------
(1)  Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates). Otherwise calculated based on Modeling
     Assumptions to be described in the prospectus supplement.

(2)  Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

(3)  Loans which allow either defeasance or yield maintenance are shown as having yield maintenance.

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the mortgage pool as measured by cut-off date principal balance:

                                             NUMBER OF
                                             MORTGAGE                                         % OF
                                              LOANS/                                         INITIAL
                                 MORTGAGE    MORTGAGED     CUT-OFF DATE        SHADOW       MORTGAGE
                                   LOAN         REAL        PRINCIPAL          RATING         POOL
           LOAN NAME              SELLER    PROPERTIES       BALANCE       MOODY'S/S&P(1)    BALANCE
----------------------------------------------------------------------------------------------------

Glendale Galleria(3)..........     MLML          1/1     $125,702,137.37        Baa2/A         8.1%
Colonial Mall Bel Air.........      CRF          1/1      122,400,000.00         NAP           7.9
Four Forest Plaza and Lakeside
   Square.....................      CRF          1/2       60,670,000.00         NAP           3.9
CNL-Cirrus MOB Portfolio......      CRF          1/8       57,655,000.00         NAP           3.7
Colonial Mall Greenville......      CRF          1/1       44,675,000.00         NAP           2.9
Holiday Hills Village.........    LaSalle        1/1       37,600,000.00         NAP           2.4
Meadows of Chantilly..........    LaSalle        1/1       34,800,000.00         NAP           2.3
Samaritan Medical Tower.......     MLML          1/1       34,500,000.00         NAP           2.2
TownePlace Suites Portfolio...     MLML          1/7       31,995,000.00         NAP           2.1
Green Acres...................    LaSalle        1/1       30,560,000.00         NAP           2.0
                                               -----     ---------------                      ----
TOTAL.........................                 10/24     $580,557,137.37                      37.5%
                                               =====     ===============                      ====

                                                               LOAN
                                                             BALANCE              CUT-OFF
                                   PROPERTY    PROPERTY        PER                DATE LTV
           LOAN NAME                 TYPE       SIZE(2)      SF/UNIT   DSCR(X)   RATIO (%)
------------------------------------------------------------------------------------------

Glendale Galleria(3)..........      Retail      660,671(4)   $   423    1.88x      44.3%
Colonial Mall Bel Air.........      Retail      999,799      $   122    1.24       78.5
Four Forest Plaza and Lakeside
   Square.....................      Office      792,177      $    77    1.20       77.6
CNL-Cirrus MOB Portfolio......    Various(5)    337,983      $   171    1.43       68.5
Colonial Mall Greenville......      Retail      404,266      $   111    1.25       75.3
Holiday Hills Village.........      MHC(6)          735      $51,156    1.27       80.0
Meadows of Chantilly..........      MHC(6)          500      $69,600    1.23       80.0
Samaritan Medical Tower.......      Office      143,491      $   240    1.20       77.5
TownePlace Suites Portfolio...   Hospitality        697      $45,904    1.59       64.9
Green Acres...................      MHC(6)          595      $51,361    1.21       80.0
                                                                        ----       ----
TOTAL.........................                                          1.41X      69.2%
                                                                        ====       ====

----------
(1)  Moody's Investors Service, Inc. and Standard & Poor's Ratings Service, a
     division of The McGraw-Hill Companies, Inc. have indicated that, in accordance with their respective methodologies, the credit characteristics of the related loan(s), are consistent with the characteristics of the applicable rated obligation.

(2)  Property Size is indicated in rooms (for hospitality properties), square feet (for office, industrial, retail, and self storage properties) and pads
     (for manufactured housing properties).

(3)  Such ratios with respect to the Glendale Galleria loan combination are based on the aggregate indebtedness of the Glendale Galleria mortgage loan that will be included in the trust and the Glendale Galleria pari passu non-trust loan, but exclude the Glendale Galleria subordinate non-trust loan.

(4)  The Property Size for Glendale Galleria includes in-line retail and office tenants and does not include the 190,000 square feet Macy's ground lease pad.

(5)  CNL-Cirrus MOB Portfolio consists of 7 medical office properties and 1 surgical center property.

(6)  Manufactured Housing Community.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

GLENDALE GALLERIA

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                               Glendale, CA
Property Type                                                 Anchored Retail(1)
Size (Square Feet)                                                    660,671(2)
Percentage Physical Occupancy as of August 31, 2005                     90.7%(2)
Year Built                                                                  1976
Year Renovated                                                              1998
Appraisal Value                                                     $630,000,000
# of Tenant Leases                                                        270(3)
Average Rent Per Square Foot                                           $38.90(2)
Underwritten Economic Occupancy                                         93.9%(2)
Underwritten Revenues                                                $51,959,492
Underwritten Total Expenses                                          $18,476,296
Underwritten Net Operating Income (NOI)                              $33,483,196
Underwritten Net Cash Flow (NCF)                                     $32,272,375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                               September 9, 2005
Cut-off Date Principal Balance                                      $125,702,137
Cut-off Date Loan Balance Per SF/Unit                                    $423(4)
Percentage of Initial Mortgage Pool Balance                                 8.1%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                   Fee/Leasehold
Mortgage Rate                                                            4.6496%
Amortization Type                                                        Balloon
IO Period (Months)                                                             0
Original Term to Maturity/ARD (Months)                                        84
Original Amortization Term (Months)                                          360
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                             44.3%(4), (5)
LTV Ratio at Maturity or ARD                                       39.2%(4), (6)
Underwritten DSCR on NOI                                           1.95x(4), (7)
Underwritten DSCR on NCF                                           1.88x(4), (8)
Shadow Rating (Moody's/S&P)                                               Baa2/A
--------------------------------------------------------------------------------

----------
(1)  The Glendale Galleria Property is primarily a retail mall with a small adjacent office tower.

(2)  Includes in-line retail and office tenants. Does not include the 190,000 square feet Macy's ground lease pad.

(3)  Includes 215 retail tenant leases, 28 office tenant leases and 27 office storage tenant leases.

(4)  Based on the aggregate principal balance of the Glendale Galleria Loan and the $154,000,000 Glendale Galleria pari passu non-trust loan evidencing the
     Glendale Galleria Loan combination but excluding the related $40,000,000 and $50,000,000 subordinate non-trust loans.

(5)  If the subordinate non-trust loans had been included in the calculation, the resulting Cut-off Date LTV Ratio would have been 58.6%.

(6)  If the subordinate non-trust loans had been included in the calculation, the resulting LTV Ratio at maturity would have been 51.8%.

(7)  If the subordinate non-trust loans had been included in the calculation, the resulting Underwritten DSCR on NOI would have been 1.43x.

(8)  If the subordinate non-trust loans had been included in the calculation, the resulting Underwritten DSCR on NCF would have been 1.38x.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan ("Glendale Galleria Loan"), is evidenced by one (1)
of multiple promissory notes, secured by a first mortgage encumbering a two-level, super regional mall and attached office tower located in Glendale,
California (the "Glendale Galleria Property"). The Glendale Galleria Loan has a
principal balance of $125,702,137 as of the cut-off date and represents approximately 8.1% of the initial mortgage pool balance and approximately 9.5%
of the initial loan group 1 balance and is shadow rated Baa2 and A by Moody's and S&P respectively.

The Glendale Galleria Loan was originated on September 9, 2005 and has a remaining term of 82 months to its maturity date of October 1, 2012. The
Glendale Galleria Loan may be prepaid on or after April 1, 2012 and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

One of the multiple promissory notes secured by the first mortgage on the
Glendale Galleria Property has a principal balance of $153,635,946 as of the cut-off date ("Glendale Pari Passu Non-Trust Loan"). It is pari passu in right of payment and in other respects to the Glendale Galleria Loan and has the same interest rate, maturity date, and amortization term as the Glendale Galleria
Loan but is held outside the trust. The Glendale Pari Passu Non-Trust Loan has been included in a securitization involving the issuance of the Merrill Lynch
Mortgage Trust 2005 CKI1, Commercial Mortgage Pass-Through Certificates, Series
2005-CKI1 ("MLMT Series 2005-CKI1 Certificates").

A third note has an original principal balance of $40,000,000 ("Glendale
Galleria B-Note") and is also secured by the first mortgage encumbering the
Glendale Galleria Property. It is subordinate in right of payment and certain other respects to the Glendale Galleria Loan and the Glendale Galleria pari passu non-trust loan and is also held outside the trust. A fourth note has an original principal balance of $50,000,000 ("Glendale Galleria C-Note") and is also secured by the first mortgage encumbering the Glendale Galleria Property.
It is subordinate in right of payment and certain other respects to the Glendale
Galleria Loan, the Glendale Galleria Pari Passu Non-Trust Loan and the Glendale
Galleria B-Note and is held outside the trust. In addition, a mezzanine loan in the amount of $30,000,000 ("Glendale Galleria Mezzanine Loan") was originated simultaneously with the Glendale Galleria Loan and is secured by a 100%
ownership interest in the Glendale Galleria Borrowers (as defined below).

The Glendale Galleria Loan, the Glendale Pari Passu Non-Trust Loan, the Glendale
Galleria B-Note and the Glendale Galleria C-Note will be serviced by KeyCorp
Real Estate Capital Markets, Inc., as master servicer, and J.E. Robert Company,
Inc., as special servicer, under the pooling and servicing agreement for the
MLMT Series 2005-CKI1 Certificates.

THE PROPERTY. Located in Glendale, California, the Glendale Galleria is a
two-story enclosed super-regional mall that contains approximately 1,319,015 square feet of retail space and a 145,458 square foot 12-story office tower. The
Glendale Galleria Loan is collateralized by a first lien on the fee interests in
502,166 square feet of in-line space, 13,047 square feet of free-standing outparcel space, a 190,000 square-foot Macy's ground lease pad, 145,458 square feet of office space, and the leasehold interest in two adjacent parking garages. Glendale Galleria is currently anchored by JC Penney (205,000 square feet), Macy's (190,000 square feet), Robinsons-May (180,000 square feet),
Nordstrom (140,871 square feet) and Mervyn's (87,931 square feet). JC Penney,
Nordstrom, Robinsons-May, and Mervyn's own their pads and improvements which are not part of the collateral for the Glendale Galleria Loan. In an effort to avoid potential antitrust issues in connection with the merger of its corporate parent, The May Department Store Company with Federated Department Stores,
Robinson's-May has announced its intention to close its store at the Glendale
Galleria.

The first phase of development, Glendale I, was completed in 1976. This initial phase comprised approximately 328,853 square feet of in-line space, a
4,419-space parking structure, and was anchored by Robinsons-May, Macy's, and
Ohrbach's. The second phase, Glendale II, was completed in 1983 and added
132,121 square feet of in-line space, two anchors (Nordstrom and Mervyn's),
147,000 square feet of office space, and a 1,795-space parking structure. In
1988, Ohrbach's department store was converted into 20 in-line shops totaling
54,000 square feet. Subsequently, the Glendale I parking structure was rebuilt,
Glendale Galleria's interior was renovated, and part of Glendale II was converted into "The Zone," a cutting-edge Generation Y shopping district.

The following table presents certain information relating to the major tenants of the retail component of the Glendale Galleria Property:

                              TENANT INFORMATION(1)

                                                               CREDIT RATINGS     SQUARE    % OF    BASE RENT      LEASE
       TENANT NAME                  PARENT COMPANY            (MOODY'S/S&P)(2)     FEET    GLA(3)      PSF      EXPIRATION
--------------------------------------------------------------------------------------------------------------------------

Macy's (Ground Lease)...   Federated Department Stores Inc.        Baa1/BBB      190,000     --       $ 0.05    12/31/2026
Express.................          Limited Brands, Inc.             Baa2/BBB       11,802    2.3%      $26.00     1/31/2015
The Gap.................              The Gap, Inc.                Baa3/BBB-      11,171    2.2%      $42.50     5/31/2007
Victoria's Secret.......          Limited Brands, Inc.             Baa2/BBB       10,835    2.1%      $32.66     1/31/2013
Banana Republic.........              The Gap, Inc.                Baa3/BBB-      10,226    2.0%      $35.35     1/31/2010

----------
(1)  Information obtained from the Glendale Galleria Borrowers' rent roll.

(2)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

(3)  Based on 515,213 square feet of in-line retail space, food court and parcel space. Does not include the 190,000 square-foot Macy's pad.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule of the retail component of the Glendale Galleria Property:

                           LEASE ROLLOVER SCHEDULE(1)

                                                                                                                         CUMULATIVE
                      NUMBER     SQUARE      % OF         BASE         % OF      CUMULATIVE   CUMULATIVE    CUMULATIVE    % OF BASE
                    OF LEASES     FEET        GLA         RENT      BASE RENT   SQUARE FEET    % OF GLA     BASE RENT       RENT
       YEAR          EXPIRING   EXPIRING   EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING     EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

Vacant...........      NAP        29,462      5.7%            NAP       NAP        29,462         5.7%             NAP       NAP
Month-to-Month...       15        19,264      3.7     $   948,072       4.1%       48,726         9.5      $   948,072       4.1%
2005.............        3         6,461      1.3         258,888       1.1        55,187        10.7        1,206,960       5.3
2006.............       18        43,758      8.5       1,889,676       8.2        98,945        19.2        3,096,636      13.5
2007.............       21        53,750     10.4       2,298,336      10.0       152,695        29.6        5,394,972      23.5
2008.............       28        56,947     11.1       2,810,272      12.2       209,642        40.7        8,205,244      35.7
2009.............       13        22,458      4.4       1,282,548       5.6       232,100        45.0        9,487,792      41.3
2010.............       23        52,288     10.1       2,198,348       9.6       284,388        55.2       11,686,140      50.0
2011.............       25        54,211     10.5       2,823,816      12.3       338,599        65.7       14,509,956      63.2
2012.............       19        47,931      9.3       2,104,800       9.2       386,530        75.0       16,614,756      72.3
2013.............       22        51,881     10.1       2,647,656      11.5       438,411        85.1       19,262,412      83.8
2014.............       16        32,510      6.3       1,876,512       8.2       470,921        91.4       21,138,924      92.0
2015.............        9        36,784      7.1       1,405,777       6.1       507,705        98.5       22,544,701      98.1
Thereafter.......        3         7,508      1.5         432,172       1.9       515,213       100.0       22,976,873     100.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL............      215       515,213    100.0%    $22,976,873     100.0%      515,213       100.0%     $22,976,873     100.0%
-----------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants of the office component of the Glendale Galleria Property:

                              TENANT INFORMATION(1)

                                                                       CREDIT RATINGS    SQUARE    % OF    BASE RENT      LEASE
           TENANT NAME                       PARENT COMPANY           (MOODY'S/S&P)(2)    FEET    GLA(3)      PSF      EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Travelers Indemnity Company......          St. Paul Travelers               A3/BBB+      15,179    10.4%     $22.00    12/31/2008
General Growth Management, Inc...   General Growth Properties, Inc.         Ba2/BBB-     11,119     7.6%     $20.00    11/30/2014
Franscell, Strickland, Ro........                 NAP                        NR/NR        9,194     6.3%     $24.20     4/30/2012
Fonda & Fraser...................                 NAP                        NR/NR        9,093     6.3%     $24.38     6/14/2008
Irsfeld, Irsfeld & Younger.......                 NAP                        NR/NR        6,296     4.3%     $25.00     2/28/2009

----------
(1)  Information obtained from the Glendale Galleria Borrowers' rent roll.

(2)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

(3)  Based on 145,458 square feet of office space.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule of the office component of the Glendale Galleria Property:

                           LEASE ROLLOVER SCHEDULE(1)

                      NUMBER     SQUARE      % OF        BASE         % OF      CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                    OF LEASES     FEET        GLA        RENT      BASE RENT   SQUARE FEET    % OF GLA     BASE RENT   OF BASE RENT
       YEAR          EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

Vacant...........      NAP        31,878     21.9%           NAP       NAP        31,878        21.9%            NAP        NAP
Month-to-Month...       26         4,981      3.4     $  143,606       5.3%       36,859        25.3      $  143,606        5.3%
2005.............        0             0      0.0              0       0.0        36,859        25.3         143,606        5.3
2006.............        6        11,510      7.9        276,444      10.2        48,369        33.3         420,050       15.4
2007.............        5        16,663     11.5        416,400      15.3        65,032        44.7         836,450       30.7
2008.............        8        38,165     26.2        907,740      33.3       103,197        70.9       1,744,190       64.1
2009.............        3        10,143      7.0        246,396       9.0       113,340        77.9       1,990,586       73.1
2010.............        4         9,992      6.9        239,052       8.8       123,332        84.8       2,229,638       81.9
2011.............        1         2,013      1.4         54,348       2.0       125,345        86.2       2,283,986       83.9
2012.............        1         8,994      6.2        216,456       7.9       134,339        92.4       2,500,442       91.8
2013.............        0             0      0.0              0       0.0       134,339        92.4       2,500,442       91.8
2014.............        1        11,119      7.6        222,384       8.2       145,458       100.0       2,722,826      100.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL............       55       145,458    100.0%    $2,722,826     100.0%      145,458       100.0%     $2,722,826      100.0%
-----------------------------------------------------------------------------------------------------------------------------------

THE MARKET.(2),(3) The City of Glendale is centrally located within the
"Tri-Cities" area in the foothills of the San Gabriel Mountains. The
"Tri-Cities" area includes the incorporated cities of Burbank, Glendale, and
Pasadena, which are situated along the path of the Ventura Freeway (State
Highway 134), a major east/west freeway through the north central portion of Los
Angeles County. Glendale is the third largest of the 84 cities in Los Angeles
County, with a population of approximately 200,000 and geographic boundaries encompassing just over 30 square miles. It is the third largest financial center in California, behind only Los Angeles and San Francisco. The city is home to numerous corporations including Nestle USA, Cigna Healthplan, Walt Disney
Company and DreamWorks, SKG.

The 2004 estimated population within a 5, 7, and 10-mile radius are 636,215,
1,418,135 and 2,665,446, respectively. The 2004 estimated average household incomes within a 5, 7, and 10-mile radius are $60,562, $57,809 and $59,759, respectively.

According to the appraisal, Los Angeles' retail vacancy rate ranks as the seventh lowest among Reis Reports, Inc. 65 top U.S. neighborhood and community center retail markets. Los Angeles' neighborhood and community retail center vacancy rate posted a 20 basis point decline over the past quarter, to a second quarter 2005 level of 3.1%. Specifically, the vacancy rate in the "Tri-Cities"
submarket was 1.0% and 1.6% for anchored and non-anchored retail space, respectively.

THE BORROWERS. Two of the borrowers, Glendale I Mall Associates, LLC and
Glendale II Mall Associates, LLC, both Delaware limited liability companies, own portions of The Glendale Galleria. A third borrower, Glendale Ohrbach's
Associates, LLC, also a Delaware limited liability company, owns the Macy's anchor parcel at the Glendale Galleria. All three borrowers (the "Glendale
Galleria Borrowers") are single purpose entities sponsored by General Growth
Properties, Inc. ("GGP") and the New York State Common Retirement Fund
("NYSCRF"). Ownership interests in the borrowers are split on a 50/50 basis between the two sponsors.

GGP is a public, Chicago-based real estate investment trust (a "REIT") primarily engaged in the ownership, operation, management, leasing, acquisition and development of regional malls and community shopping centers in the United
States. GGP is currently the second largest regional mall REIT in the United
States. As of October 31, 2005, GGP had ownership interests in, or management responsibility for 210 regional shopping malls totaling approximately 200 million square feet of retail space, as well as ownership in planned community developments and commercial office buildings. For the year ended December 31,
2004, GGP had total revenues of $1.8 billion and net income of $267.9 million.
As of June 30, 2005, GGP reported cash liquidity of approximately $50.5 million, total assets of $25.4 billion, and shareholders' equity of $2.0 billion.

NYSCRF is a pension and retirement fund. Using the combined resources of external investment managers, internal staff, and consultants, NYSCRF invests the trust assets in a diverse range of opportunities both domestically and internationally. The real estate group is responsible for investments which include directly owned real estate, joint ventures, public securities, commingled funds and mortgage loans. According to the latest annual report published by NYSCRF dated March 31, 2005, its net assets are worth approximately
$128.0 billion.

----------
(1)  Information obtained from the Glendale Galleria Borrowers' rent roll.

(2)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(3)  The Reis Reports, Inc. is a provider and publisher of data on individual properties and multiple submarkets in approximately 80 U.S. metropolitan areas.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. General Growth Management, Inc. ("GGM"), an affiliate of the Glendale Galleria Borrowers, manages the Glendale Galleria. Headquartered in
Chicago, Illinois and in business for nearly 50 years, GGM is a wholly owned subsidiary of GGP. GGM provides day-to-day property management functions including leasing, management and development services to most of the properties in GGP's portfolio.

LOCKBOX. The Glendale Galleria Borrowers are required to notify and advise each tenant under each lease to send all payments of rent or any other item payable under the related lease directly to the lockbox. Provided no "trigger event" has occurred and is continuing, any and all funds in the lockbox account are required to be transferred to an account designated by the Glendale Galleria
Borrowers on each business day. Upon the occurrence of a "trigger event," all amounts on deposit in the lockbox account will be automatically transferred daily to the cash management account and will be applied daily in the following order to: (i) fund the tax and insurance reserves (provided that reserves for insurance will not be required as long as GGP maintains a blanket policy), (ii)
pay the monthly debt service, (iii) fund the replacement reserve, (iv) fund the rollover reserve, (v) pay any other amounts due to the lender, (vi) pay the
Glendale Galleria Borrowers for operating expenses, (vii) pay the mezzanine lender for amounts due under the Glendale Galleria Mezzanine Loan (as defined below) and (viii) provided no event of default has occurred and is continuing, pay any excess amounts to the Glendale Galleria Borrowers. A "trigger event"
shall occur upon (i) an event of default or (ii) the DSCR dropping below 1.15x.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Glendale Galleria Loan:

Tax Reserves. Upon the occurrence of and during the continuance of a trigger event (see the discussion of Lockbox, above), monthly escrows equal to one-twelfth of the annual taxes will be required.

Insurance Reserves. Upon the occurrence of and during the continuance of a trigger event, monthly escrows equal to one-twelfth of the insurance premiums will be required. Notwithstanding the foregoing, insurance reserves are not required as long as GGP maintains a blanket policy.

TI/LC Reserve. Upon the occurrence of and during the continuance of a trigger event, monthly escrows equal to $55,100 will be required, subject to a maximum of $661,200 at any given time.

Capital Expenditure Reserve. Upon the occurrence of and during the continuance of a trigger event, monthly escrows equal to $11,000 will be required, subject to a maximum of $132,000 at any given time.

ADDITIONAL DEBT. A pari passu promissory loan in the original principal amount of $154,000,000, a subordinate B-Note in the original principal amount of
$40,000,000 and a subordinate C-Note in the original principal amount of
$50,000,000 are also secured by the first mortgage encumbering the Glendale
Galleria Property. The Glendale Galleria Borrowers are also the borrowers under the Glendale Galleria Pari Passu Non-Trust Loan, the Glendale Galleria B-Note
and the Glendale Galleria C-Note. Additionally, a mezzanine loan in the amount of $30,000,000 was originated simultaneously with the Glendale Galleria Loan.
The Glendale Galleria Mezzanine Loan is secured by a 100% ownership interest in the Glendale Galleria Borrowers. The maturity date and the amortization period for the Glendale Galleria Pari Passu Non-Trust Loan, the Glendale Galleria
B-Note and the Glendale Galleria Mezzanine Loan are the same as those of the
Glendale Galleria Loan.

PERMITTED MEZZANINE DEBT. If the Glendale Galleria Mezzanine Loan has been fully satisfied and no event of default is then continuing under the Glendale Galleria
Loan, the lender shall permit new mezzanine debt, provided that certain conditions are satisfied, which include, but are not limited to: (i) the lender's receipt of a rating agency confirmation letter; (ii) the mezzanine lender enters into a reasonably acceptable intercreditor agreement with Lender;
(iii) the aggregate debt service coverage ratio shall be no less than 1.20x; and
(iv) the loan-to-value ratio based upon the aggregate principal balance of the
Glendale Galleria Loan and the new mezzanine loan is not greater than 70%.

GROUND LEASES. The only portions of the property owned by the Glendale Galleria
Borrowers in leasehold are the two parking garages. The parking garages are owned by the City of Glendale. The parking garages were constructed in two phases and are subject to two separate sets of garage leases. The Phase I parking structure contains 4,419 parking spaces and is leased through June 8,
2026 with a 49-year mutually exercisable option, extending through June 8, 2075.
The Phase II parking structure contains 1,795 spaces and is leased through
December 31, 2032, also with a 49-year mutually exercisable option, extending through December 31, 2081.

SUBSTITUTION PROVISION. The Glendale Galleria Borrowers, at their option and at their sole cost and expense, may obtain a release of one or more portions of the
Glendale Galleria Property (each such portion, an "Exchange Parcel") on one or more occasions provided that certain conditions are satisfied, which include but are not limited to: (i) no event of default is currently in existence; (ii) the
Exchange Parcel shall either be vacant, non-income producing and unimproved land or one of the parcels identified in the loan documents; (iii) the Glendale
Galleria Borrower shall substitute the Exchange Parcel with a parcel reasonably equivalent in use, value and condition or with a parcel specified in the loan documents ("Acquired Parcel"); (iv) the Glendale Galleria Borrowers will provide the lender with a reasonably acceptable environmental report and engineering report (if applicable) with respect to the Acquired Parcel; and (v) the Glendale
Galleria Borrowers shall properly release the Exchange Parcel and shall obtain title insurance or a title endorsement for the Acquired Parcel.

RELEASE PROVISIONS. The Glendale Galleria Borrowers have the right to release one or more unimproved, non-income producing outlots from the lien of the mortgage subject to the satisfaction of certain conditions in the loan documents, which include, but are not limited to the lender's receipt of a rating agency confirmation.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

COLONIAL MALL BEL AIR

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                                 Mobile, AL
Property Type                                                    Anchored Retail
Size (Square Feet)                                                       999,799
Percentage Physical Occupancy as of October 27, 2005                       96.8%
Year Built                                                                  1966
Year Renovated                                                              2004
Appraisal Value                                                     $156,000,000
# of Tenant Leases                                                           113
Average Rent Per Square Foot                                           $19.91(1)
Underwritten Economic Occupancy                                            92.9%
Underwritten Revenues                                                $14,432,862
Underwritten Total Expenses                                           $3,743,578
Underwritten Net Operating Income (NOI)                              $10,689,284
Underwritten Net Cash Flow (NCF)                                     $10,124,444
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                               November 23, 2005
Cut-off Date Principal Balance                                      $122,400,000
Cut-off Date Loan Balance Per SF/Unit                                       $122
Percentage of Initial Mortgage Pool Balance                                 7.9%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                   Fee/Leasehold
Mortgage Rate                                                            5.3041%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            36
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     78.5%
LTV Ratio at Maturity or ARD                                               69.9%
Underwritten DSCR on NOI                                                1.31x(2)
Underwritten DSCR on NCF                                                1.24x(3)
--------------------------------------------------------------------------------

----------
(1)  Average Rent Per Square Foot represents in-line tenants only.

(2)  The debt service coverage ratio on NOI during the interest only period is
     1.62x.

(3)  The debt service coverage ratio on NCF during the interest only period is
     1.54x.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Colonial Mall Bel Air Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a regional mall
(the "Colonial Mall Bel Air Property") located in Mobile, AL. The Colonial Mall
Bel Air Loan represents approximately 7.9% of the initial mortgage pool balance and approximately 9.3% of the initial loan group 1 balance.

The Colonial Mall Bel Air was originated on November 23, 2005, and has a principal balance as of the cut-off date of $122,400,000. The Colonial Mall Bel
Air Loan has a remaining term of 120 months and a scheduled maturity date of
December 8, 2015. The Colonial Mall Bel Air Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Colonial Mall Bel Air Loan is permitted on or after September 8, 2015 without penalty.

THE PROPERTY. The Colonial Mall Bel Air Property consists of a super-regional mall with 999,799 (exclusive of the non-owned anchor space) rentable square feet located in Mobile, AL. The Colonial Mall Bel Air was built in 1966 and renovated in 2004. The Colonial Mall Bel Air Property has five anchors: Dillard's (208,990 square feet), J.C. Penney (199,148 square feet), Sears Roebuck and Co. (256,423 square feet), Parisian, Inc. (126,000 square feet), and Target (125,000 square feet) and contains 6,500 parking spaces. The Dillard's and Target pads and improvements are not owned by the Colonial Mall Bel Air Borrower (and are not included in the collateral for the Colonial Mall Bel Air Loan). The Colonial
Mall Bel Air Property contains 418,228 square feet of in-line space.

The following table present certain information regarding the major tenants at the Colonial Mall Bel Air Property:

                              TENANT INFORMATION(1)

                                                       CREDIT RATINGS
      TENANT NAME              PARENT COMPANY        (MOODY'S / S&P)(2)   SQUARE FEET   % OF GLA   BASE RENT PSF   LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Sears Roebuck and Co...     Sears Holdings Corp.           Ba1/BB+          256,423       25.6%        $3.51           8/15/2012
JC Penney..............     JCPenny Company, Inc.          Ba1/BB+          199,148       19.9%        $2.71           9/30/2009
Parisian, Inc..........           Saks Inc.                 B1/B+           126,000       12.6%        $7.14           6/30/2006
Woolworths(3)..........       Foot Locker Inc.             Ba1/BB+           40,000        4.0%        $1.88           1/31/2008
Dollar Tree............   Dollar Tree Stores, Inc.           NAP             14,850        1.5%        $7.35           1/31/2011
-----------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Colonial Mall Bel Air Property:

                           LEASE ROLLOVER SCHEDULE(1)

                       NUMBER OF                   % OF                      % OF
                         LEASES    SQUARE FEET      GLA      BASE RENT    BASE RENT
        YEAR            EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING
-----------------------------------------------------------------------------------

Vacant..............      NAP         32,523        3.3%            NAP       NAP
Month-to-Month......       10         30,708        3.1     $   516,364       5.2%
2006................       20        176,134       17.6       2,077,616      20.7
2007................       13         30,451        3.0         722,546       7.2
2008................       13         67,041        6.7         807,587       8.1
2009................       13        230,943       23.1       1,036,323      10.3
2010................       11         39,478        3.9         897,934       9.0
2011................        8         39,210        3.9         670,096       6.7
2012................        9        292,687       29.3       1,781,587      17.8
2013................        5         10,676        1.1         309,185       3.1
2014................        5         20,644        2.1         483,480       4.8
2015................        5         24,235        2.4         565,162       5.6
Thereafter..........        1          5,069        0.5         152,064       1.5
-----------------------------------------------------------------------------------
TOTAL...............      113        999,799      100.0%    $10,019,944     100.0%
-----------------------------------------------------------------------------------

                        CUMULATIVE   CUMULATIVE %    CUMULATIVE   CUMULATIVE %
                       SQUARE FEET      OF GLA       BASE RENT    OF BASE RENT
        YEAR             EXPIRING      EXPIRING       EXPIRING      EXPIRING
------------------------------------------------------------------------------

Vacant..............      32,523          3.3%              NAP        NAP
Month-to-Month......      63,231          6.3       $   516,364        5.2%
2006................     239,365         23.9         2,593,980       25.9
2007................     269,816         27.0         3,316,526       33.1
2008................     336,857         33.7         4,124,113       41.2
2009................     567,800         56.8         5,160,436       51.5
2010................     607,278         60.7         6,058,370       60.5
2011................     646,488         64.7         6,728,466       67.2
2012................     939,175         93.9         8,510,053       84.9
2013................     949,851         95.0         8,819,238       88.0
2014................     970,495         97.1         9,302,718       92.8
2015................     994,730         99.5         9,867,880       98.5
Thereafter..........     999,799        100.0        10,019,944      100.0
------------------------------------------------------------------------------
TOTAL...............     999,799        100.0%      $10,019,944      100.0%
------------------------------------------------------------------------------

THE MARKET.(4) The Colonial Mall Bel Air Property is located in the west central section of the City of Mobile, Mobile County, Alabama. The Colonial Mall Bel Air
Property is visible from surrounding roads and sits near the intersection of
Highway 56 and Interstate 65. Interstate 65, a major north/south artery that originates in Mobile, connects to Montgomery and Birmingham further north in the state and eventually terminates in Indiana. Interstate 65 also joins with
Interstate 10 two miles to the south. Interstate 10 is an east/west artery that provides access to the east side of Mobile Bay and the Florida Panhandle to the east and coastal Mississippi to the west. Surrounding uses include a concentrated mix of commercial uses including additional retail, hotels, restaurants, and movie theaters.

Mobile's economy is diversified and growing, in part due to activities associated with the Port of Mobile. Tourism received a boost with the decision by Carnival Cruise Lines to expand the number of cruises from the Port. Other stable economic drivers in the area include the University of South Alabama

----------
(1)  Information obtained from the Colonial Mall Bel Air Borrower's rent roll.

(2)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

(3)  The Woolworths space is currently occupied by a number of Foot Locker affiliated tenants.

(4)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

and numerous medical-related facilities. The recent selection of Mobile as the site of an aircraft engineering center for the European Aeronautic Defense and
Space Company (EADS) is projected to add nearly 1,500 engineering and manufacturing jobs to the local economy.

Mobile is expected to experience moderate economic growth over the next five years resulting in population and household growth that is projected to grow by
0.6% and 0.8% respectively. Average household income in the MSA was $51,951 during 2004 which was slightly more than the state average but approximately 20%
below the U.S. average. As an offset to lower than average household incomes, the area benefits from a low cost of living and doing business.

Colonial Mall Bel Air Property is the only enclosed mall within the Mobile MSA and draws from a primary trade area that extends 20 miles and a secondary trade area that exceeds 30 miles. The trade area includes most of central and western
Mobile County and extends further west into Mississippi, east into Baldwin
County and the Florida Panhandle, and north towards Montgomery, AL. Total population in the primary trade area was nearly 430,000 persons in 2004 and average household incomes exceeded $52,000.

THE BORROWER. The borrower, Marelda Bel Air Mall LLC (the "Colonial Mall Bel Air
Borrower"), is a newly formed, single member, single purpose entity. The borrower is a Delaware limited liability company. The member of the Colonial
Mall Bel Air Borrower is 90% owned by a newly-formed U.S. private REIT and 10%
owned by Colonial Properties Trust ("CPT"). The U.S. REIT partners include
Babcock & Brown International Pty Ltd., a subsidiary of Babcock & Brown Limited
("B&B"), an Australian publicly-traded investment firm and General Properties
Trust ("GPT"), an Australian publicly-traded property company. The Colonial Mall
Bel Air Borrower is an affiliate of the borrower of the Colonial Mall Greenville
Loan, which is a mortgage loan in the mortgage pool.

B&B is a global investment and advisory firm with capabilities in structured finance and the creation, syndication and management of asset and cash flow-based investments. B&B was founded in 1977. B&B operates from 19 offices worldwide, anchored by administrative hub offices in Sydney, San Francisco, New
York, Munich and London. Its corporate headquarters are in Sydney. In October
2004, B&B listed roughly 35% of the company on the Australian Stock Exchange
(Ticker: BNB.AX). B&B recently formed a $4.0 billion strategic joint venture with GPT to pursue real estate investment, trading and development opportunities worldwide, and seek to establish a listed and wholesale real estate funds management business in Australia.

GPT is Australia's largest diversified property trust with interests in retail, industrial, office and hotel assets. Its headquarters are in New South Wales,
Australia. The company is also listed on the Australian Stock Exchange (Ticker:
GPT) and during the 2004 fiscal year, it recorded revenues of $316 million (U.S.
$).

CPT is a diversified REIT headquartered in Birmingham, Alabama. The company operates as a self-administered, self-managed REIT performing such services as acquisition, management, leasing, brokerage, and development. CPT has four operating divisions: multifamily, office, retail, and mixed-use properties.
Founded in 1970, CPT completed its initial public offering in September 1993.
The company trades on the New York Stock Exchange under the symbol "CLP". As of
July 2005, the company owned or managed 47,000 apartment units, 8.3 million square feet of office space, and 13.5 million square feet of retail space. CPT's portfolio stretches throughout the Southeast and Southwest in 13 states.

PROPERTY MANAGEMENT. The property manager for the Colonial Mall Bel Air Property is Colonial Properties Services, Inc., which is a subsidiary of CPT, a member of the Colonial Mall Bel Air Borrower. CPT currently manages for its own account or for third parties 47 retail properties located in 26 cities and 8 states totaling more than 13.5 million square feet. The portfolio includes 11 enclosed malls, including the Colonial Mall Greenville Property, which secures another mortgage loan in loan group 1.

LOCKBOX. The mortgage loan requires a hard lockbox and springing cash management. At origination, the Colonial Mall Bel Air Borrower was required to establish a lockbox account. The loan documents require the Colonial Mall Bel
Air Borrower to direct the tenants to pay their rents directly to the lockbox account. Until a "cash management event" has occurred, all funds in the lockbox accounts are to be transferred to an account designated by the Colonial Mall Bel
Air Borrower. Following a cash management event, all amounts are transferred to a cash management account and applied to debt service and reserves. A "cash management event" means an event of default.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the Colonial Mall Bel Air Loan:

                               ESCROWS / RESERVES

TYPE:                                                         INITIAL    MONTHLY
--------------------------------------------------------------------------------
Taxes....................................................   $  235,018   $78,339
Insurance................................................   $   55,708   $27,854
Capital Expenditure Reserve..............................   $3,014,182   $16,727
TI/LC Reserve............................................   $        0   $30,343
Ground Lease Escrow......................................   $  150,409   $     0
--------------------------------------------------------------------------------

Capital Expenditure Reserve. Amounts in this reserve will be used to cover costs associated with certain maintenance and renovations the Colonial Mall Bel Air
Borrower is planning to perform over the next three years.

PERMITTED MEZZANINE DEBT. The direct or indirect parents of the Colonial Mall
Bel Air Borrower are permitted to incur additional debt secured by their ownership interest in the Colonial Mall Bel Air Borrower provided that certain conditions are met, including, (i) the aggregate amount of the Colonial Mall Bel
Air Loan and the mezzanine loan do not exceed 85% of the fair market value of the Colonial Mall Bel Air Property, (ii) the aggregate debt service coverage ratio of the Colonial Mall Bel Air Loan and the mezzanine loan (x) for the trailing 12 month period is at least 1.20:1 and (y) projected for the 12 months period following the making of the mezzanine loan is at least 1:20:1, (iii) the permitted mezzanine lender executes an intercreditor agreement that is reasonably acceptable to the lender and (iv) a confirmation from the rating agencies is obtained that incurring the mezzanine debt will not result in any qualification, withdrawal or downgrading of the certificates.

GROUND LEASE. Approximately 9.9 acres (or about 10%) of the Colonial Mall Bel
Air Property is subject to a ground lease. The ground lease expires in May 2063.
The current annual rent is approximately $14,345 and increases 6% every 5 years.
The landlord did not sign an estoppel certificate. The lease does not contain certain protective provisions typically included in a "mortgageable" ground lease: such as, (a) the lender's right to cure a non-monetary default, (b) a requirement that the lease will not be amended without the lender's consent and
(c) a provision requiring the landlord to enter into a new lease in the event that the lease is terminated, for example in connection with a rejection by the tenant of the lease in a bankruptcy proceedings. However, certain of the sponsors, Babcock & Brown GPT REIT, Inc. and Colonial Realty Limited Partnership
have agreed to indemnify the lender for any loss incurred due to a termination or rejection of the lease unless such loss is due to the lender's failure to exercise any remedies it may have had under the lease, if any. In addition, the
Colonial Mall Bel Air Borrower deposited into a reserve account all payments due under the ground lease through the term of the Colonial Mall Bel Air Loan.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

FOUR FOREST PLAZA AND LAKESIDE SQUARE

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            2
Location (City/State)                                                 Dallas, TX
Property Type                                                             Office
Size (Square Feet)                                                       792,177
Percentage Physical Occupancy as of July 21, 2005                          78.8%
Year Built                                                             See Table
Appraisal Value                                                      $78,200,000
# of Tenant Leases                                                           104
Average Rent Per Square Foot                                              $13.12
Underwritten Economic Occupancy                                            79.3%
Underwritten Revenues                                                $10,992,930
Underwritten Total Expenses                                           $5,081,556
Underwritten Net Operating Income (NOI)                               $5,911,374
Underwritten Net Cash Flow (NCF)                                      $5,116,723
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                                October 14, 2005
Cut-off Date Principal Balance                                       $60,670,000
Cut-off Date Loan Balance Per SF/Unit                                        $77
Percentage of Initial Mortgage Pool Balance                                 3.9%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.7824%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            24
Original Term to Maturity/ARD (Months)                                        60
Original Amortization Term (Months)                                          360
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     77.6%
LTV Ratio at Maturity or ARD                                               74.6%
Underwritten DSCR on NOI                                                1.39x(1)
Underwritten DSCR on NCF                                                1.20x(2)
--------------------------------------------------------------------------------

----------
(1)  The debt service coverage ratio on NOI during the interest only period is
     1.66x.

(2)  The debt service coverage ratio on NCF during the interest only period is
     1.44x.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Four Forest Plaza and Lakeside Square Loan")
is evidenced by a single promissory note secured by first mortgages encumbering two office properties (the "Four Forest Plaza and Lakeside Square Properties")
located in Dallas, TX. The Four Forest Plaza and Lakeside Square Loan represents approximately 3.9% of the initial mortgage pool balance and approximately 4.6%
of the initial loan group 1 balance.

The Four Forest Plaza and Lakeside Square Loan was originated on October 14,
2005, and has a principal balance as of the cut-off date of $60,670,000. The
Four Forest Plaza and Lakeside Square Loan has a remaining term of 59 months and a scheduled maturity date of November 8, 2010. The Four Forest Plaza and
Lakeside Square Loan permits defeasance of the entire loan or partial defeasance
(on a property-by-property basis) with United States Treasury obligations or other non-callable government securities (and in the case of a partial defeasance, in an amount equal to at least 125% of the allocated loan amount)
beginning two years after the creation of the securitization trust. Voluntary prepayment of the Four Forest Plaza and Lakeside Square Loan is permitted on or after October 8, 2010 without penalty.

THE PROPERTIES. The Four Forest Plaza and Lakeside Square Properties consists of two office properties containing in the aggregate 792,177 of rentable square feet and are located in Dallas, TX.

FOUR FOREST -- The class A building was constructed in 1985 and is located less than one mile from the intersection of the LBJ Freeway and Central Expressway which, according to the appraiser, is the second busiest intersection in Dallas.
The 19-story building features a marble entrance with glass curtain wall. The building features a multi-story interior atrium with a central core elevator system. The property has approximately 21,000-square foot floor plates that are divisible into multi-tenant floors. Four Forest contains a total of 394,723 rentable square feet. There are 61 tenants that occupy the building with spaces ranging from 100 to 97,248 square feet. Currently, the building is 77.5%
occupied. The average rent of the occupied space is $16.08 per square foot.

LAKESIDE -- The class A building was constructed in 1985 and is also located less than one mile from the intersection of the LBJ Freeway and Central
Expressway. The 18-story building features an atrium waterfall with a central core elevator system. The property has approximately 23,000-square foot floor plates that are divisible into multi-tenant floors. Lakeside Square contains a total of 397,454 square feet. There are 43 tenants that occupy the building in spaces ranging from 277 to 79,465 square feet. Currently, the building is 80.0%
occupied. The average rent of the occupied space is $17.20 per square foot.

The following tables present certain information relating to major tenants at the Four Forest Plaza and Lakeside Square Property:

                               TENANT INFORMATION(1)

                                                              CREDIT RATINGS     SQUARE   % OF   BASE RENT     LEASE
      TENANT NAME                  PARENT COMPANY           (MOODY'S / S&P)(2)    FEET     GLA      PSF      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------

Zurich US................     Zurich American Insurance           Baa1/A+        97,248   12.3%    $16.00    4/30/2012
                                      Company
National City Mortgage...   National City Bank of Indiana          A1/A          79,465   10.0%    $18.24     9/5/2009
Exco Resources...........          Exco Holdings                   B1/B          33,463    4.2%    $16.00    6/30/2011
Towers Perrin Forster....          Towers Perrin                    NAP          30,028    3.8%    $16.00    7/31/2009
Hope for the Hart........         Hope for the Hart                 NAP          24,821    3.1%    $14.58    10/31/2014
-----------------------------------------------------------------------------------------------------------------------

                FOUR FOREST PLAZA AND LAKESIDE SQUARE PROPERTIES

                                                              % OF
                                                             TOTAL
                                            YEAR   SQUARE    SQUARE                                         APPRAISED
  PROPERTY NAME        PROPERTY LOCATION   BUILT    FEET      FEET    OCCUPANCY      PRIMARY TENANT           VALUE
----------------------------------------------------------------------------------------------------------------------

Four Forest Plaza...      Dallas, TX       1985    394,723     49.8%       77.5%       Zurich US           $36,200,000
Lakeside Square.....      Dallas, TX       1985    397,454     50.2        80.0   National City Mortgage    42,000,000
----------------------------------------------------------------------------------------------------------------------
TOTAL...............                               792,177    100.0%       78.8%                           $78,200,000
----------------------------------------------------------------------------------------------------------------------

----------
(1)  Information obtained from the Four Forest Plaza and Lakeside Square
     Borrower's rent roll.

(2)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       28

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Four Forest Plaza and Lakeside Square Property:

                           LEASE ROLLOVER SCHEDULE(1)

                   NUMBER OF    SQUARE      % OF                     % OF       CUMULATIVE   CUMULATIVE   CUMULATIVE    CUMULATIVE %
                    LEASES       FEET       GLA       BASE RENT    BASE RENT   SQUARE FEET    % OF GLA     BASE RENT    OF BASE RENT
     YEAR          EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING     EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

Vacant .........      NAP       168,257     21.2%            NAP       NAP       168,257        21.2%             NAP       NAP
Month-to-Month..       14        18,022      2.3     $   241,800       2.3%      186,279        23.5      $   241,800       2.3%
2006 ...........       13        40,629      5.1         727,032       7.0       226,908        28.6          968,832       9.3
2007 ...........        8        24,604      3.1         414,348       4.0       251,512        31.7        1,383,180      13.3
2008 ...........        9       105,402     13.3       1,925,868      18.5       356,914        45.1        3,309,048      31.8
2009 ...........       22       128,821     16.3       2,193,000      21.1       485,735        61.3        5,502,048      52.9
2010 ...........       13        39,333      5.0         628,668       6.0       525,068        66.3        6,130,716      59.0
2011 ...........        5        59,921      7.6         944,628       9.1       584,989        73.8        7,075,344      68.1
2012 ...........        6        97,248     12.3       1,555,968      15.0       682,237        86.1        8,631,312      83.1
2013 ...........        5        30,676      3.9         440,760       4.2       712,913        90.0        9,072,072      87.3
2014 ...........        5        54,317      6.9         816,864       7.9       767,230        96.9        9,888,936      95.2
2015 ...........        4        24,947      3.1         502,512       4.8       792,177       100.0       10,391,448     100.0
Thereafter .....        0             0      0.0               0       0.0       792,177       100.0       10,391,448     100.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ..........      104       792,177    100.0%    $10,391,448     100.0%      792,177       100.0%     $10,391,448     100.0%
------------------------------------------------------------------------------------------------------------------------------------

THE MARKET.(2) The Four Forest Plaza and Lakeside Square Properties are two
high-rise office buildings that are located in Dallas, Texas. With a population of 5,761,057, the Dallas/Fort Worth metropolitan area is the ninth largest city in the United States. From 2000 -- 2004, the area's population grew by 10.5%
which outpaced the state of Texas (7.5%) and the United States (4.1%). Dallas is
home to several large corporations in the United States including American
Airlines, Texas Health Resources, Southwestern Bell, Verizon, Texas Instruments,
Inc. and JCPenney.

According to CB Richard Ellis ("CBRE"), the Dallas office market consists of 17 submarkets that total 176.6 million square feet of net rentable area. The vacant square footage consists of 38.9 million square feet or 22%. The average asking lease rate is $17.59 per square foot with total market absorption of 434,824 square feet.

The Four Forest Plaza and Lakeside Square Properties are located in the Central
Expressway submarket located off of IH-635 (LBJ Freeway). According to CBRE, the submarket consists of approximately 11.0 million square feet of office space which is broken down to 6.0 million square feet of Class A office space and 4.5 million square feet of Class B office space.

As of the first quarter of 2005, the overall submarket vacancy rate was 19.65%.
The average overall lease rate was $18.41 per square foot. CBRE noted that no new office space became available at the Central Expressway submarket during the first quarter of 2005 and there is also no new construction underway at this time.

Over the past three years, the submarket vacancy rate has been adversely affected due to a major construction project on the U.S. 75 (Central Expressway)
and IH-635 (LBJ Freeway) highways as well as the interchange known as the Dallas
High Five. On January 2, 2002, the Texas Department of Transportation Dallas
District and general contractor Zachry Construction Corporation broke ground on the largest interchange in Texas. This project was projected to be completed in
January 2007; however it is now expected to be completed 13 months ahead of schedule by December 2005. When completed, the High Five will allow 8 lanes of travel on U.S. 75 and 10 lanes of travel along with four dedicated HOV lanes on
I-635. There will be a series of large, angled ramps that will allow a large number of automobiles to travel from highway to highway while maintaining highway speeds. Due to their proximity to the High Five construction project, the Four Forest Plaza and Lakeside Square Properties were severely affected by the closures, detours and general inaccessibility that accompanied the highway construction. During the highway construction, the occupancy of the Four Forest
Plaza and Lakeside Square Properties did not decline below 70%.

The Four Forest Plaza and Lakeside Square Properties are located a few miles northeast of the Preston Hollow neighborhood in which many senior executives of area companies reside. Preston Hollow is generally bound by Royal Lane to the north, Hillcrest Road to the east, Northwest Highway to the south and the Dallas
North Tollway to the west. There are approximately 42,429 people within two miles of the center of Preston Hollow and the average household income is
$163,371. Within a half a mile radius of the center of Preston Hollow, the average household income is $282,091.

----------
(1)  Information obtained from the Four Forest Plaza and Lakeside Square
     Borrower's rent roll.

(2)  Certain information obtained from a third-party appraisal or from a report prepared by CB Richard Ellis, Inc. regarding the Dallas market. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal or the report prepared by CB Richard Ellis, Inc.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE BORROWER. The borrower, YPI Park Central Properties, L.P. (the "Four Forest
Plaza and Lakeside Square Borrower"), is a single purpose entity. The borrower is a Delaware limited partnership. The general partner of the Four Forest Plaza and Lakeside Square Borrower, which holds a 0.1% interest, is YPI Park Central
GP, LLC (the "Younan GP"), a Delaware limited liability company. The limited partner, which holds a 99.9% interest, is YPI Park Central Holding, L.P. (the
"Younan LP"), a Delaware limited partnership. Younan Investment Properties L.P.
is owned 1% by its general partner, Younan Properties, Inc., which is owned 100%
by Zaya Younan, and 99% by its limited partner, which is owned 100% by Zaya and
Sherry Younan. Younan Investment Properties L.P. owns 16.9% of Younan LP. The remainder of the interest in the Younan LP is owned by more than 20 other minority investors ranging from 0.2% to 15.3%. The Younan GP is 100% owned by the Younan LP.

According to Mr. Zaya Younan, Younan Properties Inc. ("Younan Properties") was
founded three years ago by Mr. Younan, who today operates as the company's chief executive officer. Mr. Younan has over ten years of experience in commercial real estate and building operation management. Younan Properties has a nine-person management team that possesses experience in acquisitions and dispositions, building operation, financing, leasing, asset management, and development. The management team has 110 years of combined real estate experience, specializing in office, retail, multi-family, and hotel properties.
Since Younan Properties' inception, the company has purchased over 33 office buildings totaling 5.8 million square feet and 2 full-service hotels with 780 rooms. In the past two years Younan Properties has also sold ten office buildings totaling 1 million square feet. According to Mr. Younan the average occupancy when the buildings were acquired was 40% and the average occupancy when the buildings were sold was 95%. Younan Properties currently owns seven office buildings (including the Four Forest Plaza and Lakeside Square
Properties) totaling just over 1 million square feet in the Dallas market.

PROPERTY MANAGEMENT. The property manager for the Four Forest Plaza and Lakeside
Square Properties is Younan Investment Properties, L.P., which is an affiliate of the Four Forest Plaza and Lakeside Square Borrower.

LOCKBOX. The Four Forest Plaza and Lakeside Square Loan requires a hard lockbox and springing cash management. At origination, the Four Forest Plaza and
Lakeside Square Borrower was required to establish a lockbox account. The loan documents require the Four Forest Plaza and Lakeside Square Borrower to direct the tenants to pay their rents directly to the lockbox account. Until a "cash management event" has occurred, all funds in the lockbox accounts are transferred to an account designated by the Four Forest Plaza and Lakeside
Square Borrower. Following a cash management event, all amounts are transferred to a cash management account and applied to debt service and reserves. A "cash management event" means the occurrence of one of the following: (i) an event of default, (ii) the aggregate debt service coverage ratio (including the mezzanine debt) as of the last day of any calendar quarter is less than 1.05:1 (and ending upon the lender determining that the aggregate debt service coverage ratio
(including the mezzanine debt) has been at least 1:05:1 for two consecutive calendar quarters).

ESCROWS. The following escrow/reserve accounts have been established with respect to the Four Forest Plaza and Lakeside Square Loan:

                                ESCROWS/RESERVES

TYPE:                                                        INITIAL     MONTHLY
--------------------------------------------------------------------------------
Taxes...................................................   $1,183,830   $131,537
Insurance...............................................   $   69,575   $  6,088
TI/LC Reserve...........................................   $  750,000   $ 89,092
Capital Expenditure Reserve.............................   $        0   $  6,599
Zurich Escrow Reserve...................................   $1,000,000   $ 41,667
Rental Income Reserve...................................   $  229,732   $      0

Zurich Escrow Reserve. Countrywide escrowed $1,000,000 at loan closing and will collect $41,667 per month for 12 months until the account reaches $1,500,000.
This reserve is only to be used in the event that Zurich American Insurance terminates their lease.

Rental Income Reserve. Countrywide escrowed an amount equal to 12 months' worth of rent for four tenants whose leases are set to expire within three months of loan closing (on or before January 31, 2006).

ADDITIONAL MEZZANINE DEBT. Younan LP has incurred $4,330,000 of mezzanine debt secured by a pledge of its ownership interest in the Four Forest Plaza and
Lakeside Square Borrower. Currently, the mezzanine debt is held by Countrywide
Commercial Real Estate Finance, Inc. The mezzanine debt matures on November 8,
2010.

PARTIAL DEFEASANCE. Either the Four Forest Plaza or the Lakeside Square Property
may be released from the lien of the related mortgage upon defeasance by the
Four Forest Plaza and Lakeside Square Borrower of a principal amount equal to the highest of the following amounts (a) 125% of the allocated loan amount; (b)
85% of gross sales price for such property (allocated pro rata with the mezzanine loan); and (c) such other amount which results in a remaining unpaid principal balance of the Four Forest Plaza and Lakeside Square Loan supporting a minimum debt service coverage ratio of 1.25x on the actual debt service constant after the expiration of the interest only period.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

CNL-CIRRUS MOB PORTFOLIO

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            8
Location (City/State)                                                  See Table
Property Type                                     Medical Office/Surgical Center
Size (Square Feet)                                                       337,983
Percentage Physical Occupancy as of
   October 14, 2005                                                        92.5%
Year Built                                                             See Table
Year Renovated                                                         See Table
Appraisal Value                                                      $84,130,000
# of Tenant Leases                                                            62
Average Rent Per Square Foot                                              $23.45
Underwritten Economic Occupancy                                            91.6%
Underwritten Revenues                                                 $9,563,495
Underwritten Total Expenses                                           $3,605,386
Underwritten Net Operating Income (NOI)                               $5,958,109
Underwritten Net Cash Flow (NCF)                                      $5,569,163
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                                October 14, 2005
Cut-off Date Principal Balance                                       $57,655,000
Cut-off Date Loan Balance Per SF/Unit                                       $171
Percentage of Initial Mortgage Pool Balance                                 3.7%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                               7 Fee/1 Leasehold
Mortgage Rate                                                            5.3920%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            60
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Lockbox                                                                      NAP
Cut-off Date LTV Ratio                                                     68.5%
LTV Ratio at Maturity or ARD                                               63.6%
Underwritten DSCR on NOI                                                1.53x(1)
Underwritten DSCR on NCF                                                1.43x(2)
--------------------------------------------------------------------------------

----------
(1)  The debt service coverage ratio on NOI during the interest only period is
     1.89x.

(2)  The debt service coverage ratio on NCF during the interest only period is
     1.77x.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                    [GRAPHIC]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "CNL-Cirrus MOB Portfolio Loan") is evidenced by a single promissory note secured by a first mortgage encumbering seven medical office properties and one surgical center (the "CNL-Cirrus MOB Portfolio
Properties") located in Texas and Oklahoma. The CNL-Cirrus MOB Portfolio Loan
represents approximately 3.7% of the initial mortgage pool balance and approximately 4.4% of the initial loan group 1 balance.

The CNL-Cirrus MOB Portfolio Loan was originated on October 14, 2005, and has a principal balance as of the cut-off date of $57,655,000. The CNL-Cirrus MOB
Portfolio Loan has a remaining term of 119 months and a scheduled maturity date of November 8, 2015. The CNL-Cirrus MOB Portfolio Loan permits defeasance of the entire loan or partial defeasance (on a property-by-property basis) with United
States Treasury obligations or other non-callable government securities (and in the case of a partial defeasance, in an amount equal to at least 110% of the allocated loan amount) beginning two years after the creation of the securitization trust. Voluntary prepayment of the CNL-Cirrus MOB Portfolio Loan is permitted on or after August 8, 2015 without penalty.

THE PROPERTIES(1). The CNL-Cirrus MOB Portfolio Properties consists of seven medical office properties and one surgical center with an aggregate of 337,983 rentable square feet and are located in Texas and Oklahoma.

TROPHY CLUB MEDICAL CENTER ("TCMC") is a class A, two-story, 57,584 square foot, single tenant surgical facility located at 2800 State Highway 114 in Trophy
Club, Denton County, TX. TCMC shares a 7.8-acre parcel with another building called Trophy Club Professional Building that is also collateral for the
CNL-Cirrus MOB Portfolio Loan. The two buildings form an integrated medical office and specialty surgery center. TCMC was constructed in 2003 and features six operating suites, four procedure rooms, an imaging center, 16 postanesthesia care unit ("PACU") beds, and 20 overnight beds. There are 159 surface parking spaces that are shared with the Trophy Club Professional Building. The immediate area contains primarily suburban commercial office campuses and no other medical uses. The nearest full-service hospital is Baylor Medical Center at Grapevine, a
104-bed hospital located eight miles southeast on Highway 114. TCMC is located approximately 25 miles northwest of the Dallas Central Business District and 10 miles north of the Dallas/Fort Worth International Airport.

TROPHY CLUB PROFESSIONAL BUILDING ("TCPB") is a class A, three-story, 63,037 square foot, multi-tenanted medical office building located at 2850 State
Highway 114, Trophy Club, Denton County, TX. It shares a 7.842-acre parcel and parking with TCMC. TCPB was constructed in 2003.

PARK CITIES MEDICAL PLAZA ("PCMP") is a class A, three-story, 38,674 square foot, multi-tenanted medical office building located at 6901 Snider Plaza in
Dallas, Dallas County, Texas. The property was constructed in 2001. The property includes an attached, secured underground two-level parking garage with 138 spaces on a total of 0.6 acres. The property is situated in the Park Cities section of Dallas, approximately six miles north of the downtown Central
Business District. The property was designed to complement a group of physician tenants around an ambulatory surgery center. The property is the only medical facility in the vicinity and there is no hospital in the immediate area.

MERIDIAN MEDICAL TOWER (the "Tower") is a class B+, four-story, 45,121 square foot, multi-tenanted medical office building situated on a 2.4-acre parcel of land. It is located at 13321 North Meridian Avenue, Oklahoma City, Oklahoma. The
Property was built in 1984. There are 346 parking spaces shared with Meridian
Medical Center. Meridian Medical Center (the "Center") is also collateral for the CNL-Cirrus MOB Portfolio Loan. The property is situated across the street from the Mercy Health Center campus ("Mercy"). Mercy is the only hospital located in the northwest Oklahoma City area and most medical services office buildings are located around the Mercy campus. The Center and the Tower collectively are the largest group of off-campus medical office buildings in northwest Oklahoma City. The property is located in northwest Oklahoma City, approximately 16 miles north of the Oklahoma City central business district.

MERIDIAN MEDICAL CENTER (the "Center") is a complex of four, single-story, multi-tenanted, Class B buildings totaling 23,224 square feet, situated on a
1.5-acre parcel and located at 13313 North Meridian Avenue, Oklahoma City,
Oklahoma. The Property was built in 1982.

COPPELL HEALTHCARE CENTER ("CHC") is class A, two-story, multi-tenanted medical office building built in 2004 containing 29,474 square feet and 172 surface parking spaces located on 2.8 acres. It is located at 546 East Sandy Lake Road in Coppell, Dallas County, Texas, a residential suburb 19 miles northwest of downtown Dallas. It is a primary care-oriented medical clinic developed in conjunction with the Las Colinas Medical Center ("Las Colinas"). Coppell is
experiencing rapid population growth and the 2004 1-mile radius median household income is $111,730; however, the area lacks extensive medical facilities. The
Las Colinas Medical Center is located approximately 8 miles south of CHC in
Irving, Texas.

----------
(1)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

GLEN LAKES HEALTH PLAZA ("GLHP") is a 50,812 square foot, five-story, multi-tenanted medical office building located on 0.9 acres. The property was constructed in 1981 and renovated in 1985. It offers 272 parking spaces via surface lots on three sides of the property and a three-level underground garage. It is located at 9900 North Central Expressway approximately five miles north of downtown Dallas, Texas. Presbyterian Hospital is located approximately one-half mile east of GLHP. It is a 708-bed tertiary care facility, Presbyterian
Hospital has developed medical office buildings on its campus, however they have use restrictions to prevent physician tenants from offering competing services.

THE VALLEY VIEW MEDICAL BUILDING is a two-story, 30,057 square foot, multi-tenanted medical office building situated on 1.3 acres and located at 5744
LBJ Freeway (Interstate Highway 635) in Dallas, Texas. The property was constructed in 1973 and renovated in 1999. It offers 78 surface and 43 covered parking spaces under the building for a total of 121 parking spaces. The property is located on one of Dallas's most traveled freeways, the LBJ Freeway, which is the major east-west corridor in the near north Dallas area. It is two miles from the North Central Expressway (US Highway 75), one mile east of the
North Dallas Parkway and six miles east of Interstate Highway 35E. It is just east of the Galleria Shopping Mall. The area around the Galleria Mall is nearly
100% developed with several large Class A office centers.

The following tables present certain information regarding the CNL-Cirrus MOB
Portfolio Properties:

                              TENANT INFORMATION(1)

                                                                            CREDIT RATINGS
                                                                             (MOODY'S/S&P)  SQUARE   % OF  BASE RENT    LEASE
         TENANT NAME                              PARENT COMPANY                  (2)        FEET    GLA      PSF     EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Trophy Club Medical Center, L.P. .....   Trophy Club Medical Center, L.P.          NAP      57,584  17.0%   $33.93     4/30/2029
United Surgery Care Partners, Inc. ...  United Surgery Care Partners, Inc          NAP      16,560   4.9%   $19.72    12/14/2015
Mercy Health Network .................         Trinity Health Corp                 NAP      15,164   4.5%   $16.50     7/31/2006
Park Cities Surgical Partners ........  USPI and Baylor Health Care System         NAP      14,715   4.4%   $48.96     4/30/2018
Retina Foundation ....................          Retina Foundation                  NAP      13,099   3.9%   $16.57     2/28/2012

                       CNL-CIRRUS MOB PORTFOLIO PROPERTIES

                                                                       % OF
                                                    YEAR              TOTAL
                                                    BUILT/    SQUARE  SQUARE                                             APPRAISED
         PROPERTY NAME         PROPERTY LOCATION  RENOVATED    FEET    FEET   OCCUPANCY       PRIMARY TENANT                VALUE
------------------------------------------------------------------------------------------------------------------------------------

Park Cities Medical Plaza ...     Dallas, TX         2001     38,674   11.4%    100.0%   Park Cities Surgical Partners  $15,200,000
Glen Lakes Health Plaza .....     Dallas, TX      1981/1985   50,812   15.0      90.9          Retina Foundation          6,500,000
Valley View Medical                                                                            United Surgery
   Building .................     Dallas, TX      1973/1999   30,057    8.9      94.5         Care Partners, Inc.         4,910,000
Trophy Club Medical                                                                               Trophy Club
   Center ...................   Trophy Club, TX      2003     57,584   17.0     100.0         Medical Center, LP         25,200,000
Trophy Club Professional
   Building .................   Trophy Club, TX      2003     63,037   18.7     100.0         Trophy Club MOB, LP        16,000,000
Coppell Healthcare
   Center ...................     Coppell, TX        2004     29,474    8.7      60.8           TiernaHealth, PA          7,300,000
Meridian Professional
   Building .................  Oklahoma City, OK     1982     23,224    6.9      84.0        Oklahoma City ASC, LLC       3,490,000
Meridian Medical Tower ......  Oklahoma City, OK     1984     45,121   13.4      91.8         Mercy Health Network        5,530,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL .......................                                337,983  100.0%     92.5%                                  $84,130,000
------------------------------------------------------------------------------------------------------------------------------------

----------
(1)  Information obtained from the CNL-Cirrus MOB Portfolio Borrower's rent roll.

(2)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the CNL-Cirrus MOB Portfolio Properties:

                           LEASE ROLLOVER SCHEDULE(1)

                     NUMBER     SQUARE     % OF                                CUMULATIVE  CUMULATIVE  CUMULATIVE  CUMULATIVE %
                    OF LEASES    FEET      GLA      BASE RENT    % OF BASE    SQUARE FEET   % OF GLA    BASE RENT  OF BASE RENT
       YEAR          EXPIRING  EXPIRING  EXPIRING   EXPIRING   RENT EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING
-------------------------------------------------------------------------------------------------------------------------------

Vacant............     NAP       45,805    13.6%          NAP       NAP          45,805        13.6%          NAP       NAP
Month-to-Month....       2        4,568     1.4    $   78,352       1.1%         50,373        14.9    $   78,352       1.1%
2006..............      11       38,242    11.3       646,432       9.4          88,615        26.2       724,784      10.6
2007..............       5       17,941     5.3       309,111       4.5         106,556        31.5     1,033,895      15.1
2008..............       5       14,837     4.4       235,338       3.4         121,393        35.9     1,269,233      18.5
2009..............       4        5,506     1.6        93,675       1.4         126,899        37.5     1,362,908      19.9
2010..............      11       32,167     9.5       496,251       7.2         159,066        47.1     1,859,159      27.1
2011..............       5       14,502     4.3       298,010       4.3         173,568        51.4     2,157,169      31.5
2012..............       1       13,099     3.9       217,030       3.2         186,667        55.2     2,374,199      34.7
2013..............       7       22,731     6.7       436,198       6.4         209,398        62.0     2,810,397      41.0
2014..............       2       10,032     3.0       145,782       2.1         219,430        64.9     2,956,179      43.1
2015..............       5       35,964    10.6       818,645      11.9         255,394        75.6     3,774,824      55.1
Thereafter........       4       82,589    24.4     3,076,702      44.9         337,983       100.0     6,851,526     100.0
-------------------------------------------------------------------------------------------------------------------------------
TOTAL.............      62      337,983   100.0%   $6,851,526     100.0%        337,983       100.0%   $6,851,526     100.0%
-------------------------------------------------------------------------------------------------------------------------------

THE MARKET(2).

DALLAS MARKET. Six of the eight CNL-Cirrus MOB Portfolio Properties are located within the Dallas/Fort Worth Metroplex market. According to a market study by CB
Richard Ellis ("CBRE"), the total existing multi-tenant office space in the
Dallas area totals approximately 176,905,000 square feet with another 2,573,331 square feet under construction as of the second quarter of 2005. The average occupancies for the class A and class B offices are 84.1% and 80.4%, respectively. The average asking rents for class A and class B offices are
$19.56 per square foot and $15.68 per square foot, respectively. The medical office market is a small subset of the overall office market. According to the appraiser, the Dallas area has an overall occupancy rate of 89.8% for medical office properties with a range of 89% to 100%. The most directly competitive properties to the CNL-Cirrus MOB Portfolio Properties have higher occupancy rates than the rates for the overall average.

OKLAHOMA MARKET. There is no comprehensive survey of vacancy rates, absorption, and changes in supply specifically for medical office buildings in Oklahoma
City. Based on surveys of individual properties and market participants by the appraiser, there are 45 medical office properties that are not owner occupied.
The supply of the space is approximately 2,270,606 square feet with an average occupancy rate of 91.2%. The average rental rate is $15.39 per square foot.
However, the lease rates vary greatly depending on the age of the building and the location of the property in relations to local hospitals. The majority of medical office space in the Oklahoma City area is older and somewhat functionally obsolete. Overall, the market appears to be strong due to the limited amount of recently developed space.

The appraiser surveyed five medical office properties that demonstrated average occupancy rates ranging from 94% to 100% and rental rates ranging from $14.00 per square foot to $19.00 per square foot with a base year expense stop. Newer properties command the higher rental rates.

THE BORROWER. There are six individual borrowers, (collectively, the "CNL-Cirrus
MOB Portfolio Borrower"), each of which is a single purpose entity that is a
Delaware limited partnership. The loan's sponsor, CNL Retirement CRS1, LP
("CRS1") owns a 99% limited partnership interest in each of the six borrowing entities and also owns the 1% general partner of each borrowing entity. CRS1 is indirectly 98.7% owned by CNL Retirement Properties, Inc. ("CNL RP") and 1.3%
owned by the Cirrus Group Corp. ("Cirrus"), the former owner of the portfolio.

CNL RP is a real estate investment trust (a "REIT") that was organized in the
State of Maryland on December 22, 1997. CNL RP is a subsidiary of CNL Financial
Group, Inc. ("CNL"). CNL RP owns more than 4,700 commercial, industrial, hospitality, and retail properties across North America. Other ventures of CNL
RP include banking, commercial finance and property development. For the six months ended June 30, 2005, CNL RP reported that shareholder equity and tangible equity increased 4% to $2.2 billion, total revenues increased 66% to $188.2 million and net income increased 23% to $70.6 million.

As of June 30, 2005, CNL RP held real estate assets in 33 states. Medical office buildings, operating or under development, were 16% of CNL RP's $3.43 billion portfolio; accounting for 61 of CNL RP's 247 properties not held for sale. In
August of 2004, the REIT purchased 26 medical office buildings from DASCO
Companies, LLC and acquired a 55% interest in the company.

Cirrus is a diversified medical office management and development company. Since
1996, Cirrus has developed over 40 projects. Cirrus' business model dictates that each property is developed to create a vertically integrated, interdependent set of tenants that complement each other's medical services. In addition, Cirrus syndicates ownership interests in the operating companies to interested physicians which allows the physicians to participate in the
"facility-based" reimbursement associated with the treatment of patients.
Cirrus, who is the parent of CAM, the property manager, was founded in 1993.

----------
(1)  Information obtained from the CNL-Cirrus MOB Portfolio Borrower's rent roll.

(2)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The property manager for the CNL-Cirrus MOB Portfolio Loan
Property is Cirrus Asset Management ("CAM"), which is an affiliate of the
CNL-Cirrus MOB Portfolio Borrower. CAM currently manages approximately 1.3 million square feet of medical office space in 23 properties in Texas, Oklahoma, and Arizona.

ESCROWS. The following escrow/reserve accounts have been established with respect to the CNL-Cirrus MOB Portfolio Loan:

                                ESCROWS/RESERVES

TYPE:                                                         INITIAL    MONTHLY
--------------------------------------------------------------------------------
Taxes....................................................   $1,000,449   $83,371

SUBSTITUTION PROVISIONS. The mortgage loan documents permit the CNL-Cirrus MOB
Portfolio Borrower to substitute an individual mortgaged real property with properties of like kind and quality (the substitute property must be either a medical office or a healthcare building, but the borrower's interest in the substituted property may be either a fee simple or a leasehold interest) upon satisfaction of certain conditions set forth under the related loan documents, including (without limitation) that: (a)(x) the then current value of the proposed substitute property will equal or exceed the greater of (i) the initial appraised value of the property being replaced and (ii) the then current market value of the property being replaced immediately prior to the substitution, provided, however, in all events the ratio of (y) the outstanding principal indebtedness to (z) such market value of the proposed substitute property will be less than 100%, (b) after giving effect to the proposed property substitution, the debt service coverage ratio for the aggregate of all individual properties will be no less than the greater of (i) 1.40x and (ii) the debt service coverage ratio immediately prior to the property substitution, provided that in no event will a debt service coverage ratio of more than 1.75x be required, (c) after giving effect to the proposed property substitution, the aggregate amount of rent payable under the leases at all the individual properties for traditional medical office use (as opposed to surgical use) will not be less than 50% of all rents payable under all leases at all the individual properties, and, (d) the rating agencies will have provided a written confirmation that the proposed substitution will not result in a qualification, downgrade or withdrawal of any of then current ratings of the offered certificates.

PARTIAL DEFEASANCE. Individual CNL-Cirrus MOB Portfolio Properties may be
released from the lien of the related mortgage upon defeasance by the CNL-Cirrus
MOB Portfolio Borrower of a principal amount equal to the highest of the following amounts (a) 110% of the allocated loan amount; (b) 85% of gross sales price for such property, in the event the property is being sold to a unaffiliated third party; and (c) such other amount which results in a remaining unpaid principal balance of the CNL-Cirrus MOB Portfolio Loan supporting a minimum debt service coverage ratio of 1.30x on the actual debt service constant after the expiration of the interest only period.

GROUND LEASE. The Park Cities Medical Plaza property is subject to a ground lease. The ground lease expires on April 30, 2052. The lease agreement provides for rent to step up every five years in the amount of the greater of (i) 5% or
(ii) 50% of the increase in the consumer price index, which then remains fixed until the subsequent rent adjustment. The current annual ground lease rent is
$290,400. The next increase is scheduled for May 1, 2007.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

COLONIAL MALL GREENVILLE

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                             Greenville, NC
Property Type                                                    Anchored Retail
Size (Square Feet)                                                       404,266
Percentage Physical Occupancy as of October 27, 2005                       96.4%
Year Built                                                                  1965
Year Renovated                                                              2003
Appraisal Value                                                      $59,300,000
# of Tenant Leases                                                            58
Average Rent Per Square Foot                                           $18.84(1)
Underwritten Economic Occupancy                                            91.3%
Underwritten Revenues                                                 $5,910,381
Underwritten Total Expenses                                           $1,980,715
Underwritten Net Operating Income (NOI)                               $3,929,666
Underwritten Net Cash Flow (NCF)                                      $3,709,468
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                               November 23, 2005
Cut-off Date Principal Balance                                       $44,675,000
Cut-off Date Loan Balance Per SF/Unit                                       $111
Percentage of Initial Mortgage Pool Balance                                 2.9%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.2858%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            36
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     75.3%
LTV Ratio at Maturity or ARD                                               67.1%
Underwritten DSCR on NOI                                                1.32x(2)
Underwritten DSCR on NCF                                                1.25x(3)
--------------------------------------------------------------------------------

----------
(1)  Average Rent Per Square Foot represents in-line tenants only.

(2)  The debt service coverage ratio on NOI during the interest only period is
     1.64x.

(3)  The debt service coverage ratio on NCF during the interest only period is
     1.55x.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Colonial Mall Greenville Loan") is evidenced by a single promissory note secured by a first mortgage encumbering (exclusive of the non-owned anchor space) a regional mall (the "Colonial Mall Greenville
Property") located in Greenville, NC. The Colonial Mall Greenville Loan represents approximately 2.9% of the initial mortgage pool balance and approximately 3.4% of the initial loan group 1 balance.

The Colonial Mall Greenville Loan was originated on November 23, 2005, and has a principal balance as of the cut-off date of $44,675,000. The Colonial Mall
Greenville Loan has a remaining term of 120 months and a scheduled maturity date of December 8, 2015. The Colonial Mall Greenville Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Colonial Mall Greenville is permitted on or after September 8, 2015 without penalty.

THE PROPERTY. The Colonial Mall Greenville Property consists of a regional mall with 404,266 rentable square feet (exclusive of the non-owned anchor space) and located in Greenville, NC. The Colonial Mall Greenville Property was built in
1965, renovated in 2003, enclosed in the 1980's and expanded in 1989. The two
Belk's stores and the Steve and Barry's store were recently renovated. The
Colonial Mall Greenville Property has three anchors with four stores:
Proffitts'/Belk (89,720 square feet), Belk (46,051), J.C. Penney (97,012 square feet), and Steve and Barry's (54,000 square feet) and contains 2,223 parking spaces. The Belk pad and improvements are not owned by the Colonial Mall
Greenville Borrower (and are not included in the collateral for the Colonial
Mall Greenville Loan). The Colonial Mall Greenville Property contains 163,534 square feet of in-line space.

The following table present certain information regarding major tenants at the
Colonial Mall Greenville Property:

                              TENANT INFORMATION(1)

                                                         CREDIT RATINGS                  % OF   BASE RENT     LEASE
      TENANT NAME                PARENT COMPANY         (MOODY'S/S&P)(2)   SQUARE FEET    GLA      PSF      EXPIRATION
----------------------------------------------------------------------------------------------------------------------

J.C. Penney............       J.C. Penny Co., Inc.          Ba1 / BB+         97,012     24.0%    $ 3.25     2/28/2014
Proffitt's.............            Saks, Inc.                B1 / B+          89,720     22.2%    $ 3.91    12/31/2009
Steve & Barry's........       Steve & Barry's LLC              NAP            54,000     13.4%    $ 7.00     1/31/2013
Rack Room Shoes........   Deichmann Schuhe of Germany          NAP            10,656      2.6%    $10.00    12/31/2010
Pier One Imports.......       Pier 1 Imports, Inc.          Ba3 / BB          10,008      2.5%    $12.65     4/30/2013

The following table presents certain information relating to the lease rollover schedule at the Colonial Mall Greenville Property:

                           LEASE ROLLOVER SCHEDULE(1)

                        NUMBER    SQUARE     % OF                   % OF     CUMULATIVE   CUMULATIVE   CUMULATIVE  CUMULATIVE %
                      OF LEASES    FEET       GLA     BASE RENT  BASE RENT  SQUARE FEET      % OF       BASE RENT  OF BASE RENT
        YEAR           EXPIRING  EXPIRING  EXPIRING   EXPIRING    EXPIRING    EXPIRING   GLA EXPIRING   EXPIRING     EXPIRING
-------------------------------------------------------------------------------------------------------------------------------

Vacant..............     NAP       14,460      3.6%         NAP      NAP       14,460         3.6%            NAP       NAP
Month-to-Month......       4        4,847      1.2   $  163,754      4.3%      19,307         4.8      $  163,754       4.3%
2006................       9       19,321      4.8      286,829      7.4       38,628         9.6         450,583      11.7
2007................       6       16,102      4.0      320,291      8.3       54,730        13.5         770,874      20.0
2008................       8       23,675      5.9      489,213     12.7       78,405        19.4       1,260,087      32.7
2009................      10      107,759     26.7      765,471     19.9      186,164        46.0       2,025,558      52.6
2010................       8       26,235      6.5      434,333     11.3      212,399        52.5       2,459,891      63.9
2011................       3        7,765      1.9      200,895      5.2      220,164        54.5       2,660,786      69.1
2012................       2        9,806      2.4       76,041      2.0      229,970        56.9       2,736,827      71.1
2013................       5       70,740     17.5      693,847     18.0      300,710        74.4       3,430,674      89.0
2014................       2      101,124     25.0      372,857      9.7      401,834        99.4       3,803,531      98.7
2015................       1        2,432      0.6       48,640      1.3      404,266       100.0       3,852,171     100.0
Thereafter..........       0            0      0.0            0      0.0      404,266       100.0       3,852,171     100.0
-------------------------------------------------------------------------------------------------------------------------------
TOTAL...............      58      404,266    100.0%  $3,852,171    100.0%     404,266       100.0%     $3,852,171     100.0%
-------------------------------------------------------------------------------------------------------------------------------

----------
(1)  Information obtained from the Colonial Mall Greenville Borrower's rent roll.

(2)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE MARKET.(1) The Colonial Mall Greenville Property is located at 714 Southeast
Greenville Boulevard in the south central section of the City of Greenville,
Pitt County, NC, in the Greenville metropolitan statistical area ("MSA"). The
Colonial Mall Greenville Property is visible from Greenville Boulevard which is major commercial thoroughfare in the area. State Road 264 that loops around the
City is located near the Colonial Mall Greenville Property and serves traffic from points further east, west and south. State Roads 264 and 64 provide access to major interstates in the region including Interstate 95. The Colonial Mall
Greenville Property is located 85 miles east of Raleigh, the state capitol of
North Carolina, 87 miles west of the Atlantic Ocean, and 265 miles south of
Washington, D.C.

Greenville's economy is comprised of employment sectors that include:
government, retail trade, education and health services, manufacturing and a developing biotech and pharmaceutical sector. Employment growth has recently exceeded state and national averages. Population within the Greenville MSA is expected to continue to grow at a compounded rate of 1.0% annually over the next five years from its current base of 140,000 persons. At the same time average household income is expected to grow by 2.5% annually from its present level of
$40,361. These growth rates are comparable to U.S. projections for the next five years. The MSA unemployment rate is projected to decline to 5.1% over the next five years while remaining slightly above the U.S. average.

With the potential closing of Carolina East Mall (329,000 square feet), which is
2.56 miles from the Colonial Mall Greenville Property, the next closest competitive enclosed malls are the Parkwood Mall in Wilson, NC (23.97 miles to the northwest) and Vernon Park Mall in Kingston, NC (25.76 miles to the southwest). Both of these properties have comparable anchor tenants to the
Colonial Mall Greenville Property but are smaller in size and do not achieve the same sales levels. Other competitive enclosed malls are located from 35 to 100 miles away. The closest competitors in term of sales per square foot are located in Jacksonville, NC (57 miles to the south) and Raleigh, NC (70 miles to the west).

THE BORROWER. The borrower, Marelda Greenville Mall, LLC (the "Colonial Mall
Greenville Borrower"), is a single purpose entity. The borrower is a Delaware limited liability company. The Colonial Mall Greenville Borrower is 90% owned by a newly-formed U.S. private REIT and 10% owned by Colonial Properties Trust
("CPT"). The U.S. REIT partners include Babcock & Brown International Pty Ltd., a subsidiary of Babcock & Brown ("B&B"), an Australian publicly-traded investment firm and General Properties Trust ("GPT"), an Australian publicly-traded property company. The Colonial Mall Greenville Borrower is an affiliate of the borrower of the Colonial Mall Bel Air Loan, which is a mortgage loan in the mortgage pool.

B&B is a global investment and advisory firm with capabilities in structured finance and the creation, syndication and management of asset and cash flow-based investments. B&B was founded in 1977. B&B operates from 19 offices worldwide, anchored by administrative hub offices in Sydney, San Francisco, New
York, Munich and London. Its corporate headquarters are in Sydney. In October
2004, B&B listed roughly 35% of the company on the Australian Stock Exchange
(Ticker: BNB.AX). B&B recently formed a $4.0 billion strategic joint venture with GPT to pursue real estate investment, trading and development opportunities worldwide, and seek to establish a listed and wholesale real estate funds management business in Australia.

GPT is Australia's largest diversified property trust with interests in retail, industrial, office and hotel assets. Its headquarters are in New South Wales,
Australia. The company is also listed on the Australian Stock Exchange (Ticker:
GPT) and during the 2004 fiscal year, it recorded revenues of $316 million (U.S.
$).

CPT is a diversified REIT headquartered in Birmingham, Alabama. The company operates as a self-administered, self-managed REIT performing such services as acquisition, management, leasing, brokerage, and development. CPT has four operating divisions: multifamily, office, retail, and mixed-use properties.
Founded in 1970, CPT completed its initial public offering in September 1993.
The company trades on the New York Stock Exchange under the symbol "CLP". As of
July 2005, the company owned or managed 47,000 apartment units, 8.3 million square feet of office space, and 13.5 million square feet of retail space. CPT's portfolio stretches throughout the Southeast and Southwest in 13 states.

PROPERTY MANAGEMENT. The property manager for the Colonial Mall Greenville
Property is Colonial Properties Services, Inc., which is a subsidiary of CPT, a member of the Colonial Mall Greenville Borrower. CPT currently manages for its own account or for third parties 47 retail properties located in 26 cities and 8 states totaling more than 13.5 million square feet. The portfolio includes 11 enclosed malls, including the Colonial Mall Bel Air Property, which secures another mortgage loan in loan group 1.

LOCKBOX. The mortgage loan requires a hard lockbox and springing cash management. At origination, the Colonial Mall Greenville Borrower was required to establish a lockbox account. The loan documents require the Colonial Mall
Greenville Borrower to direct the tenants to pay their rents directly to the lockbox account. Until a "cash management event" has occurred, all funds in the lockbox accounts are to be transferred to an account designated by the Colonial
Mall Greenville Borrower. Following a cash management event, all amounts are transferred to a cash management account and applied to debt service and reserves. A "cash management event" means an event of default.

----------
(1) Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the Colonial Mall Greenville Loan:

                                ESCROWS/RESERVES

TYPE:                                                         INITIAL    MONTHLY
--------------------------------------------------------------------------------
Taxes ...................................................   $  117,040   $29,260
Insurance ...............................................   $   20,632   $10,316
Capital Expenditure Reserve .............................   $1,110,000   $ 6,738
TI/LC Reserve ...........................................   $        0   $11,612

Capital Expenditure Reserve. The lender required a reserve to cover amounts associated with three years of scheduled maintenance.

PERMITTED MEZZANINE DEBT. The direct or indirect parents of the Colonial Mall
Greenville Borrower are permitted to incur additional debt secured by their ownership interest in the Colonial Mall Greenville Borrower provided that certain conditions are met, including, (i) the aggregate amount of the Colonial
Mall Greenville Loan and the mezzanine loan do not exceed 85% of the fair market value of the Colonial Mall Greenville Property, (ii) the aggregate debt service coverage ratio of the Colonial Mall Greenville Loan and the mezzanine loan (x)
for the trailing 12 month period is at least 1.20:1 and (y) projected for the 12 months period following the making of the mezzanine loan is at least 1:20:1,
(iii) the permitted mezzanine lender executes an intercreditor agreement that is reasonably acceptable to the lender and (iv) a confirmation from the rating agencies is obtained that incurring the mezzanine debt will not result in any qualification, withdrawal or downgrading of the certificates.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

HOLIDAY HILLS VILLAGE

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                        Federal Heights, CO
Property Type                                                             MHC(1)
Size (Pads)                                                                  735
Percentage Physical Occupancy as of October 31, 2005                       85.9%
Year Built                                                                 1963
Appraisal Value                                                      $47,000,000
Underwritten Economic Occupancy                                            86.2%
Underwritten Revenues                                                 $4,694,228
Underwritten Total Expenses                                           $1,024,180
Underwritten Net Operating Income (NOI)                               $3,208,152
Underwritten Net Cash Flow (NCF)                                      $3,171,402
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                           LaSalle Bank National Association
Loan Group                                                                     1
Origination Date                                                December 1, 2005
Cut-off Date Principal Balance                                       $37,600,000
Cut-off Date Loan Balance Per Pad                                        $51,156
Percentage of Initial Mortgage Pool Balance                                 2.4%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.3050%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            24
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Lockbox                                                                      NAP
Cut-off Date LTV Ratio                                                     80.0%
LTV Ratio at Maturity or ARD                                               69.8%
Underwritten DSCR on NOI                                                1.28x(2)
Underwritten DSCR on NCF                                                1.27x(3)
--------------------------------------------------------------------------------

----------
(1)  Manufactured Housing Community.

(2)  The debt service coverage ratio on NOI during the interest only period is
     1.59x.

(3)  The debt service coverage ratio on NCF during the interest only period is
     1.57x.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Holiday Hills Village Loan") is evidenced by a single promissory note secured by a first priority Deed of Trust, Security
Agreement and Fixture Filing encumbering a manufactured housing community (the
"Holiday Hills Village Property") located in Federal Heights, Adams County,
Colorado. The Holiday Hills Village Loan represents approximately 2.4% of the initial mortgage pool balance and approximately 2.8% of the initial loan group 1 balance.

The Holiday Hills Village Loan was originated on December 1, 2005, and has a principal balance as of the cut-off date of $37,600,000. The Holiday Hills
Village Loan has a remaining term of 120 months and a scheduled maturity date of
December 1, 2015. The Holiday Hills Village Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the series
2005-LC1 securitization trust. Voluntary prepayment of the Holiday Hills Village
Loan is permitted on or after September 2, 2015 without penalty.

THE PROPERTY(1). The Holiday Hills Village Property is located at 2000 West 92nd
Avenue in Federal Heights, Colorado and is situated on approximately 98 acres.
The Holiday Hills Village Property is improved with 735 pads and various amenities including a swimming pool, spa, sauna, exercise room, community center/office building (a ballroom, laundry facilities and a library are located within), asphalt paved roads, pole mounted lights, recreational vehicle storage area and various landscaping. The rental rates at the Holiday Hills Village
Property generally range between $493 and $533 per pad, per month.

THE MARKET(1). The Holiday Hills Village Property is located just inside the southern city limits of Federal Heights, Colorado. Federal Heights is located in
Northern Colorado, approximately 10 miles north of the Central Business District of Denver, Colorado and approximately 13 miles Southeast of Boulder, Colorado.
The Federal Heights Town Hall is located within 2 miles of the Hoilday Hills
Village Property. Approximately 23,971 people lived within a 1 mile radius of the Holiday Hills Village Property in 2000 and increased to 28,082, a 17.1%
increase, by 2004. Recent figures reflect an average household size of approximately 2.43 people and a median household income of approximately
$38,787.

THE BORROWER. The borrower, MHC Holiday Hills Village, L.L.C., is a Delaware limited liability company ("Holiday Hills Village Borrower") that is a single purpose entity. The sponsor of the Holiday Hills Village Loan is MHC Operating
Limited Partnership, which is the operating partnership of Equity Lifestyles
Properties, Inc., ("ELS") a publicly traded REIT (NYSE: ELS). ELS is an owner and operator of resort and retirement oriented properties. As of May 2005, ELS owned or had an ownership interest in a portfolio of 278 properties located in the United States and British Columbia containing in excess of 100,000 residential sites.

PROPERTY MANAGEMENT. The property manager for the Holiday Hills Village Property is MHC Operating Limited Partnership, which is an affiliate of the Holiday Hills
Village Borrower. MHC Operating Limited Partnership manages approximately 200 manufactured housing communities totaling approximately 70,000 pads.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Holiday Hills Village Loan:

Taxes/Insurance Reserves. A sum equal to 1/12 of the amount estimated by lender to be sufficient to pay all taxes, assessments and similar charges 30 days prior to the date that such amounts are due and payable shall be required to be paid by the Holiday Hills Village Borrower on a monthly basis in the event any of the following events have occurred: (a) an event of default which has not been cured to the written satisfaction of the lender; (b) the sole fee simple owner of the
Holiday Hills Village Property is not the initial borrower and either (i) MHC
Operating Limited Partnership does not remain as sponsor, or (ii) an acceptable sponsor is not a successor entity as provided for in the loan documents; and (c)
all tax items are not paid on or before the date such tax items are due and written evidence of such payment is not provided to lender within thirty (30)
days after the due date. A sum equal to 1/12 of the amount estimated by lender to be sufficient to pay all insurance premiums 30 days prior to the date that such amounts are due and payable shall be required to be paid by the Holiday
Hills Village Borrower on a monthly basis in the event any of the following events have occurred: (a) an event of default which has not been cured to the written satisfaction of the lender; (b) the sole fee simple owner of the Holiday
Hills Village Property is not the initial borrower, and either (i) MHC Operating
Limited Partnership does not remain as sponsor, or (ii) an acceptable sponsor is not a successor entity as provided for in the loan documents; (c) the Holiday
Hills Village Borrower does not provide lender with written evidence that the insurance premiums have been paid not less than 30 days after any policy renewal date and that lender is included in all policies of insurance as an "additional insured"; and (d) the Holiday Hills Village Property is not covered by a blanket policy of insurance complying in all respects with the terms of the loan documents and otherwise acceptable to lender.

----------
(1)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

MEADOWS OF CHANTILLY

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                              Chantilly, VA
Property Type                                                             MHC(1)
Size (Pads)                                                                  500
Percentage Physical Occupancy as of October 31, 2005                       90.0%
Year Built                                                                  1974
Year Renovated                                                              2004
Appraisal Value                                                      $43,500,000
Underwritten Economic Occupancy                                            90.8%
Underwritten Revenues                                                 $4,204,020
Underwritten Total Expenses                                           $1,018,099
Underwritten Net Operating Income (NOI)                               $2,865,946
Underwritten Net Cash Flow (NCF)                                      $2,840,946
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                           LaSalle Bank National Association
Loan Group                                                                     1
Origination Date                                                December 1, 2005
Cut-off Date Principal Balance                                       $34,800,000
Cut-off Date Loan Balance Per Pad                                        $69,600
Percentage of Initial Mortgage Pool Balance                                 2.3%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.2850%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            24
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Lockbox                                                                      NAP
Cut-off Date LTV Ratio                                                     80.0%
LTV Ratio at Maturity or ARD                                               69.7%
Underwritten DSCR on NOI                                                1.24x(2)
Underwritten DSCR on NCF                                                1.23x(3)
--------------------------------------------------------------------------------

----------
(1)  Manufactured Housing Community.

(2)  The debt service coverage ratio on NOI during the interest only period is
     1.54x.

(3)  The debt service coverage ratio on NCF during the interest only period is
     1.52x.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       46

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Meadows of Chantilly Loan") is evidenced by a single promissory note secured by a first priority Deed of Trust, Security
Agreement and Fixture Filing encumbering a manufactured housing community (the
"Meadows of Chantilly Property") located in Chantilly, Fairfax County, Virginia.
The Meadows of Chantilly Loan represents approximately 2.3% of the initial mortgage pool balance and approximately 2.6% of the initial loan group 1 balance.

The Meadows of Chantilly Loan was originated on December 1, 2005, and had a principal balance as of the cut-off date of $34,800,000. The Meadows of
Chantilly Loan has a remaining term of 120 months and a scheduled maturity date of December 1, 2015. The Meadows of Chantilly Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Meadows of Chantilly Loan is permitted on or after September 2, 2015 without penalty.

THE PROPERTY(1). The Meadows of Chantilly Property is located at 4200 Airline
Parkway in Chantilly, Virginia. and is situated on approximately 82 acres. The
Meadows of Chantilly Property is improved with 500 pads and various amenities including a clubhouse (an office, a meeting room, restrooms and a maintenance shop are located within), a maintenance garage, basketball courts, a playground, asphalt paved roads, pole mounted lights and various landscaping. The rental rates at the Meadows of Chantilly Property generally range between $650 and $725 per pad, per month.

THE MARKET(1). Chantilly, Virginia, is located approximately 20 miles west of downtown Washington, D.C. and approximately 4 miles south of Dulles
International Airport. Chantilly, Virginia is considered part of the Washington,
D.C. metropolitan statistical area. Major employers in the Chantilly area include the U.S. Army (Fort Belvoir, Material Command HQ and the overall U.S.
Army Headquarters), U.S. Customs, Unisys, Raytheon, Lockheed Martin and Exxon.
The U.S. Census revealed household counts in Fairfax County of 350,714 in the year 2000, up from 292,319 in 1990, representing an increase of 23.6%. U.S.
Census reports, citing the American Community Survey, that Fairfax County, in
2004 had the highest median income ($88,133) in the United States for counties of more than 250,000 people.

THE BORROWER. The borrower, MHC Meadows of Chantilly, L.L.C., is a Delaware limited liability company (the "Meadows of Chantilly Borrower") that is a single purpose entity. The sponsor of the Meadows of Chantilly Loan is MHC Operating
Limited Partnership, which is the operating partnership of Equity Lifestyles
Properties, Inc., ("ELS") a publicly traded REIT (NYSE: ELS). ELS is an owner and operator of resort and retirement oriented properties. As of May 2005, ELS owned or had an ownership interest in a portfolio of 278 properties located in the United States and British Columbia containing in excess of 100,000 residential pads.

PROPERTY MANAGEMENT. The property manager for the Meadows of Chantilly Property is MHC Operating Limited Partnership, which is an affiliate of the Meadows of
Chantilly Borrower. MHC Operating Limited Partnership manages approximately 200 manufactured housing communities totaling approximately 70,000 pads.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Meadows of Chantilly Loan:

Taxes/Insurance Reserves. A sum equal to 1/12 of the amount estimated by lender to be sufficient to pay all taxes, assessments and similar charges 30 days prior to the date that such amounts are due and payable shall be required to be paid by the Meadows of Chantilly Borrower on a monthly basis in the event any of the following events have occurred: (a) an event of default which has not been cured to the written satisfaction of the lender; (b) the sole fee simple owner of the
Meadows of Chantilly Property is not the initial borrower and either (i) MHC
Operating Limited Partnership does not remain as sponsor, or (ii) an acceptable sponsor is not a successor entity as provided for in the loan documents; and (c)
all tax items are not paid on or before the date such tax items are due and written evidence of such payment is not provided to lender within thirty (30)
days after the due date. A sum equal to 1/12 of the amount estimated by lender to be sufficient to pay all insurance premiums 30 days prior to the date that such amounts are due and payable shall be required to be paid by the Meadows of
Chantilly Borrower on a monthly basis in the event any of the following events have occurred: (a) an event of default which has not been cured to the written satisfaction of the lender; (b) the sole fee simple owner of the Meadows of
Chantilly Property is not the initial borrower, and either (i) MHC Operating
Limited Partnership does not remain as sponsor, or (ii) an acceptable sponsor is not a successor entity as provided for in the loan documents; (c) the Meadows of
Chantilly Borrower does not provide lender with written evidence that the insurance premiums have been paid not less than 30 days after any policy renewal date and that lender is included in all policies of insurance as an "additional insured"; and (d) the Meadows of Chantilly Property is not covered by a blanket policy of insurance complying in all respects with the terms of the loan documents and otherwise acceptable to lender.

----------
(1)  Certain information obtained from a third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

SAMARITAN MEDICAL TOWER

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                            Los Angeles, CA
Property Type                                                             Office
Size (Square Feet)                                                       143,491
Percentage Physical Occupancy as of October 1, 2005                        94.8%
Year Built                                                                  1965
Year Renovated                                                              2000
Appraisal Value                                                      $44,500,000
# of Tenant Leases                                                            79
Average Rent Per Square Foot                                              $28.49
Underwritten Economic Occupancy                                            94.1%
Underwritten Revenues                                                 $4,750,469
Underwritten Total Expenses                                           $1,603,416
Underwritten Net Operating Income (NOI)                               $3,147,053
Underwritten Net Cash Flow (NCF)                                      $2,917,210
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                               November 15, 2005
Cut-off Date Principal Balance                                       $34,500,000
Cut-off Date Loan Balance Per SF/Unit                                       $240
Percentage of Initial Mortgage Pool Balance                                 2.2%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.8060%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            60
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Lockbox                                                                     Soft
Cut-off Date LTV Ratio                                                     77.5%
LTV Ratio at Maturity or ARD                                               72.3%
Underwritten DSCR on NOI                                                1.29x(1)
Underwritten DSCR on NCF                                                1.20x(2)
--------------------------------------------------------------------------------

----------
(1)  The debt service coverage ratio on NOI during the interest only period is
     1.55x.

(2)  The debt service coverage ratio on NCF during the interest only period is
     1.44x.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Samaritan Medical Tower Loan") is evidenced by a single promissory note secured by a first mortgage encumbering an office building known as Samaritan Medical Tower (the "Samaritan Medical Tower
Property") located in Los Angeles, California. The loan represents approximately
2.2% of the initial mortgage pool balance and approximately 2.6% of the initial loan group 1 balance.

The Samaritan Medical Tower Loan was originated on November 15, 2005 and has a remaining term of 120 months to its maturity date of December 1, 2015. The
Samaritan Medical Tower Loan may be prepaid on or after September 1, 2015 and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE PROPERTY. The Samaritan Medical Tower Property consists of a 143,491 square foot medical office building with an attached 7-level parking structure with 330 parking spaces, located in Los Angeles, California. The property is situated on a 0.641-acre site on the north side of Wilshire Boulevard, in downtown Los
Angeles. The building is currently 94.8% occupied by approximately 73 tenants.
The largest tenant is Becka Healthcare with 9,500 square feet (6.6% of NRA). The average suite size is 1,756 square feet.

The Samaritan Medical Tower Property is located on the campus of the Good
Samaritan Hospital. The 408-bed Good Samaritan Hospital supports eight nationally recognized centers that focus on cardiovascular diseases, neurosciences, orthopedics, kidney stone service, gastroenterology, perinatology/neonatology, tertiary retinal surgery and transfusion-free medicine and surgery. Each year, Good Samaritan admits approximately 17,000 patients and handles more than 93,700 outpatient visits. More than 4,100 surgeries are performed annually in 18 surgical suites. Good Samaritan employs over 1,300 employees and has approximately 600 physicians on its medical staff. The hospital is a non-profit institution, founded in 1885, and has historically been affiliated with the Episcopalian Church.

The following table presents certain information relating to the major tenants at the Samaritan Medical Tower Property:

                              TENANT INFORMATION(1)

                                                                    CREDIT RATINGS   SQUARE                              LEASE
           TENANT NAME                     PARENT COMPANY          (MOODY'S/S&P)(2)   FEET   % OF GLA  BASE RENT PSF  EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Becka Healthcare Medical Group...  Becka Healthcare Medical Group         NAP         9,500     6.6%       $24.20     11/30/2009
Moosa Heikali, M.D...............                NAP                      NAP         7,998     5.6%       $32.29     01/31/2011
Retina Vitreous Associates.......    Retina Vitreous Associates           NAP         5,073     3.5%       $30.99     08/31/2012

The following table presents certain information relating to the lease rollover schedule at the Samaritan Medical Tower Property:

                           LEASE ROLLOVER SCHEDULE(1)

                                                                                                                         CUMULATIVE
                 NUMBER OF                                         % OF BASE    CUMULATIVE   CUMULATIVE %   CUMULATIVE   % OF BASE
                   LEASES    SQUARE FEET   % OF GLA    BASE RENT      RENT     SQUARE FEET      OF GLA       BASE RENT      RENT
   YEAR          EXPIRING      EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING     EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

Vacant........        6          7,511        5.2%           NAP       NAP         7,511          5.2%             NAP       NAP
2005..........        2          3,041        2.1     $   84,054       2.2%       10,552          7.4       $   84,054       2.2%
2006..........       15         20,913       14.6        551,643      14.2        31,465         21.9          635,697      16.4
2007..........       13         16,605       11.6        449,286      11.6        48,070         33.5        1,084,983      28.0
2008..........       16         33,208       23.1        894,327      23.1        81,278         56.6        1,979,310      51.1
2009..........        5         13,420        9.4        344,403       8.9        94,698         66.0        2,323,713      60.0
2010..........        9         13,251        9.2        421,180      10.9       107,949         75.2        2,744,893      70.9
2011..........        2          9,185        6.4        288,103       7.4       117,134         81.6        3,032,997      78.3
2012..........        3         11,158        7.8        366,256       9.5       128,292         89.4        3,399,253      87.7
2013..........        0              0        0.0              0       0.0       128,292         89.4        3,399,253      87.7
2014..........        6         10,778        7.5        336,770       8.7       139,070         96.9        3,736,022      96.4
2015..........        1          2,873        2.0         82,053       2.1       141,943         98.9        3,818,075      98.6
Thereafter....        1          1,548        1.1         55,728       1.4       143,491        100.0        3,873,803     100.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL.........       79        143,491      100.0%    $3,873,803     100.0%      143,491        100.0%      $3,873,803     100.0%
-----------------------------------------------------------------------------------------------------------------------------------

----------
(1)  Information obtained from the Samaritan Medical Tower Borrower's rent roll.

(2)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE MARKET.(1) The Samaritan Medical Tower Property is located in downtown Los
Angeles, California, west of the Harbor Freeway. Downtown Los Angeles is the regional transportation and government administration center in Los Angeles
County. The Samaritan Medical Tower Property's medical office market consists of buildings concentrated proximate to hospital facilities. The major hospital facilities that serve downtown Los Angeles include: Good Samaritan Hospital (408 beds), USC University Hospital (293 beds), LA County General (735 beds), St.
Vincent Medical Center (181 beds) and California Hospital Medical Center (275 beds). There are nine major medical office buildings in Downtown Los Angeles.
This group has 792,053 rentable square feet with an average vacancy rate of
8.3%. Medical office rental rates average $29.04 per square foot. The most comparable properties are those located next to the Good Samaritan Hospital which exhibit an occupancy of 97.8%.

In 2004, the population in a 1 mile and 3 mile radius of the Samaritan Medical
Tower Property totaled 80,615 and 557,374 and the population within the city of
Los Angeles totaled 3,871,977. The average household income within a 1 and 3 mile radius of the Samaritan Medical Tower Property was $29,253 and $33,356 and
the average household income within the city of Los Angeles was $62,372.

THE BORROWER. The borrower of the Samaritan Medical Tower Loan is Bristol Group,
LLC (the "Samaritan Medical Tower Borrower"). The primary principal of the
Samaritan Medical Tower Borrower is Larry Latt who currently has a portfolio of
8 medical office properties in Southern California totaling approximately
450,000 rentable square feet. Larry Latt has over 40 years of real estate experience dating from 1963 and is the founder of Lawrence Realty Group, Inc
("LRG"). LRG has owned and operated approximately 5,000 apartment units and managed and leased over 2 million square feet of commercial office and medical space. LRG currently specializes in the acquisition and management of commercial medical/office properties.

PROPERTY MANAGEMENT. The property manager for the Samaritan Medical Tower
Property is Lawrence Realty Group, Inc., which is an affiliate of the Samaritan
Medical Tower Borrower.

LOCKBOX. The mortgage loan requires a soft lockbox and cash management. At origination, the Samaritan Medical Tower Borrower was required to establish a lockbox account. The loan documents require the Samaritan Medical Tower Borrower to collect all rents and deposit them into the lockbox account within one business day of receipt. Samaritan Medical Tower Borrower shall have the right to withdraw funds from the lockbox account prior to the occurrence of a
Triggering Event (defined below). Upon the occurrence and continuance of a
Triggering Event, Samaritan Medical Tower Borrower shall have no rights to withdraw funds from the lockbox account and Lender shall have sole dominion and control of the lockbox account and the right to withdraw funds from the lockbox account. Upon the occurrence and continuance of a Triggering Event, Lender will direct the lockbox bank to transfer funds from the lockbox account to Lender to
(a) fund a tax and insurance reserve account, (b) pay monthly debt service, (c)
fund a replacement reserve account as required under the loan documents, and (d)
unless an event of default has occurred and is continuing, pay any excess amounts to the Samaritan Medical Tower Borrower. A "Triggering Event" means (i)
the occurrence of an Event of Default relating to the failure by Samaritan
Medical Tower Borrower to timely pay money, or (ii) anytime the debt service coverage ratio is less than 1.05:1.00.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Samaritan Medical Tower Loan:

                               ESCROWS / RESERVES

TYPE:                                                          INITIAL   MONTHLY
--------------------------------------------------------------------------------
Taxes .....................................................   $      0   $15,467
Insurance .................................................   $ 17,117   $ 5,706
Immediate Repairs .........................................   $ 28,125   $     0
Capital Expenditure Reserve ...............................   $      0   $ 2,392
TI/LC Reserve .............................................   $400,000   $     0
New Tenant Reserve ........................................   $507,322   $     0

TI/LC Reserve. In addition to the $400,000 initial TI/LC Reserve, the Samaritan
Medical Tower Borrower is required to deposit all termination fees in excess of
$35,000 into the TI/LC Reserve. At any time the balance in the reserve falls below $400,000, the Samaritan Medical Tower Borrower is required to make monthly deposits of $16,667 to replenish the TI/LC reserve to $400,000. Additionally, at anytime during the term of the loan, the Samaritan Medical Tower Borrower may substitute a letter of credit in the amount of $400,000 for the cash deposited into the TI/LC Reserve and thereafter forfeit its right to request disbursements from the TI/LC Reserve Account.

----------
(1)  Certain information obtained from a third party appraisals. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

New Tenant Reserve. At closing of the Samaritan Medical Tower Loan, the
Samaritan Medical Tower Borrower deposited with the lender $507,322 into the New
Tenant Reserve held by lender. $415,000 of the New Tenant Reserve represents the estimated cost of tenant improvements and leasing commissions related to each
New Tenant (as described in the mortgage loan documents) and $92,322 of the New
Tenant Reserve represents the rent that would otherwise be payable under each
New Tenant's lease from the date of the origination of the Samaritan Medical
Tower Loan through and including the rent commencement date as set forth in such
New Tenant's estoppel letter delivered in connection of the closing of the
Samaritan Medical Tower Loan. Funds in the reserve will be released provided, among other things set forth in the mortgage loan documents, the physical and economic occupancy of the Samaritan Medical Tower Property is at least equal to
94.8%, such New Tenant is in occupancy, open for business and paying full contractual rent and all work to be performed by the Samaritan Medical Tower
Borrower in connection with the space is completed and accepted.

Specific Tenant Estoppel Reserve. Unless the Samaritan Medical Tower Borrower
has delivered an updated tenant estoppel certificate, acceptable to the Lender in all respects, from Gavin Herbert Co. ("H&C Pharmacy") and from Carl C. Lau,
D.D.S. ("Carl Lau") stating, among other things further described in the mortgage loan documents, that the Samaritan Medical Tower Borrower has paid both
H&C Pharmacy and Carl Lau all tenant allowances these tenants are entitled to receive pursuant to their lease by May 15, 2006, then the Samaritan Medical
Tower Borrower must deposit with lender on that date a reserve in cash or a letter of credit in the amount of $20,000 and $8,000 which represents the outstanding allowances for those tenants.

ADDITIONAL DEBT. The Samaritan Medical Tower Borrower is not permitted to incur subordinate financing. However, mezzanine financing is permitted, subject to the terms and conditions set forth in the mortgage loan documents, including the requirement that the combined LTV not exceed 75% and the combined DSCR shall not be less than 1.25x to 1.00x.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

TOWNEPLACE SUITES PORTFOLIO

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            7
Location (City/State)                                                  See Table
Property Type                                                        Hospitality
Size (Rooms)                                                                 697
Percentage Physical Occupancy as of April 30, 2005                         74.4%
Year Built                                                             See Table
Appraisal Value                                                      $49,300,000
Underwritten Economic Occupancy                                            74.4%
Underwritten Revenues                                                $12,506,398
Underwritten Total Expenses                                           $8,312,528
Underwritten Net Operating Income (NOI)                               $4,193,871
Underwritten Net Cash Flow (NCF)                                      $3,693,615
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                                   June 17, 2005
Cut-off Date Principal Balance                                       $31,995,000
Cut-off Date Loan Balance Per Room                                       $45,904
Percentage of Initial Mortgage Pool Balance                                 2.1%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.3175%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            60
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          300
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     64.9%
LTV Ratio at Maturity or ARD                                               58.0%
Underwritten DSCR on NOI                                                1.81x(1)
Underwritten DSCR on NCF                                                1.59x(2)
--------------------------------------------------------------------------------

----------
(1)  The debt service coverage ratio on NOI during the interest only period is
     2.43x.

(2)  The debt service coverage ratio on NCF during the interest only period is
     2.14x.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "TownePlace Suites Portfolio Loan") is secured by a first mortgage encumbering the fee interest in seven extended-stay Marriott branded TownePlace Suites hotels (each, a "TownePlace Suites Portfolio Property"
and collectively the "TownePlace Suites Portfolio Properties") totaling 697 rooms. The TownePlace Suites Portfolio Loan represents approximately 2.1% of the initial mortgage pool balance and approximately 2.4% of the initial loan group 1 balance.

The TownePlace Suites Portfolio Loan was originated on June 17, 2005 and has a principal balance as of the cut-off date of $31,995,000. The TownePlace Suites
Portfolio Loan has a remaining term of 115 months and a scheduled maturity date of July 1, 2015. Beginning June 17, 2005 and ending the day that is two years after securitization, the TownePlace Suites Portfolio Loan permits prepayment subject to a prepayment premium equal to the greater of yield maintenance and one percent of principal balance. Additionally, the TownePlace Suites Portfolio
Loan permits defeasance both partial and in full with United States governmental obligations beginning two years after its securitization. The TownePlace Suites
Portfolio Loan may be prepaid without premium on or after June 1, 2015.

THE PROPERTIES. The TownePlace Suites Portfolio Loan is collateralized by seven properties containing a total of 697 rooms. The properties are located in six states and will be managed by affiliates of Marriott.

The following tables present certain information relating to the TownePlace
Suites Portfolio Properties:

                     TOWNEPLACE SUITES PORTFOLIO PROPERTIES

                                                               CUT-OFF DATE
                                                                 ALLOCATED    YEAR BUILT/
           PROPERTY NAME             PROPERTY LOCATION  ROOMS     BALANCE    REVOVATED(1)                   BORROWER
------------------------------------------------------------------------------------------------------------------------------------

TownePlace Suites Mt. Laurel.......   Mount Laurel, NJ    95    $ 4,867,394      1999      Ruby Mt. Laurel Limited Partnership
TownePlace Suites Silicon Valley...        Newark, CA    127      4,607,799      2000      Ruby Newark Limited Partnership
TownePlace Suites Portland.........    Scarborough, ME    95      4,283,306      1999      Ruby Portland Scarborough Limited
                                                                                              Partnership
TownePlace Suites Boston...........      Tewksbury, MA    95      2,660,842      1999      Ruby Boston Tewksbury Limited Partnership
TownePlace Suites Ft. Worth........    Fort Worth, TX     95      4,867,394      1998      Ruby Ft. Worth Southwest Limited
                                                                                              Partnership
TownePlace Suites Miami Airport....         Miami, FL     95      4,997,191      1999      Ruby Miami Airport Limited Partnership
TownePlace Suites Miami Lakes......    Miami Lakes, FL    95      5,711,075      1999      Ruby Miami Lakes Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                    697    $31,995,000
------------------------------------------------------------------------------------------------------------------------------------

----------
(1)  The borrowers are obligated under the loan documents to spend the following on capital improvements by December 31, 2006: (i) $612,000 for TownePlace
     Suites Mt. Laurel; (ii) $507,000 for TownePlace Suites Silicon Valley;
     (iii) $445,800 for TownePlace Suites Portland; (iv) $576,670 for TownePlace
     Suites Boston; (v) $549,000 for TownePlace Suites Ft. Woth; (vi) $497,380
     for TownePlace Suites Miami Airport; and (vii) $497,260 for TownePlace
     Suites Miami Lakes. Ashford Hospitality Limited Partnership provided a guaranty for the required capital expenditures.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                             OPERATIONAL STATISTICS

                                   2003(1)                       2004(1)
                         ---------------------------   ---------------------------
     PROPERTY NAME         ADR    OCCUPANCY   REVPAR     ADR    OCCUPANCY   REVPAR
----------------------------------------------------------------------------------

TownePlace Suites
   Mt. Laurel ........   $61.17      80.6%    $49.30   $67.85      87.6%    $59.45
TownePlace Suites
   Silicon Valley ....    59.90      51.2      30.65    55.15      66.2      36.49
TownePlace Suites
   Portland ..........    61.26      82.3      50.40    59.69      85.1      50.81
TownePlace Suites
   Boston ............    71.71      61.7      44.22    63.57      63.8      40.56
TownePlace Suites
   Ft. Worth .........    59.81      82.1      49.12    61.50      81.7      50.23
TownePlace Suites
   Miami Airport .....    66.21      63.0      41.70    68.61      67.8      46.51
TownePlace Suites
   Miami Lakes .......    66.66      62.9      41.95    70.16      63.4      44.47
----------------------------------------------------------------------------------
TOTAL ................   $63.41      68.3%    $43.30   $63.37      73.3%    $46.45
----------------------------------------------------------------------------------

                         TRAILING 12-MONTH APRIL 2005(1)         ML UNDERWRITING
                         -------------------------------   ---------------------------
    PROPERTY NAME            ADR    OCCUPANCY   REVPAR       ADR    OCCUPANCY   REVPAR
--------------------------------------------------------------------------------------

TownePlace Suites
   Mt. Laurel ........     $71.22     84.4%     $60.10     $71.22     84.4%     $60.10
TownePlace Suites
   Silicon Valley ....      55.24     68.7       37.95      55.24     68.7       37.95
TownePlace Suites
   Portland ..........      59.75     84.7       50.61      59.75     84.7       50.61
TownePlace Suites
   Boston ............      61.11     65.8       40.23      61.11     65.8       40.23
TownePlace Suites
   Ft. Worth .........      64.60     77.4       50.03      64.60     77.4       50.03
TownePlace Suites
   Miami Airport .....      71.06     69.6       49.43      71.06     69.6       49.43
TownePlace Suites
   Miami Lakes .......      75.97     72.4       54.97      75.97     72.4       54.97
--------------------------------------------------------------------------------------
TOTAL ................     $65.21     74.4%     $48.54     $65.21     74.4%     $48.54
--------------------------------------------------------------------------------------

                              PENETRATION INDICES(2)

           PROPERTY NAME              ADR INDEX   OCCUPANCY INDEX   REVPAR INDEX
--------------------------------------------------------------------------------
TownePlace Suites Mt. Laurel.......     112.4%         111.8%          125.7%
TownePlace Suites Silicon Valley...     122.2          101.3           123.8
TownePlace Suites Portland.........      83.4          127.8           106.6
TownePlace Suites Boston...........      85.6          130.6           111.7
TownePlace Suites Ft. Worth........     117.5          100.4           118.1
TownePlace Suites Miami Airport....     111.0           85.8            95.3
TownePlace Suites Miami Lakes......      95.9           96.2            92.3
--------------------------------------------------------------------------------
TOTAL..............................     104.8%         107.4%          111.1%
--------------------------------------------------------------------------------

THE MARKET(2),(3). The TownePlace Suites Mt. Laurel property is located in the
City of Mount Laurel, the County of Burlington, New Jersey. This market area is roughly 15 miles east of downtown Philadelphia, and is considered to be a suburb of the greater Philadelphia area. The hotel is located within close proximity to several large corporations, including: HBO (3 miles), Cendant Mortgage (4 miles), Lockheed Martin (4 miles), NFL Films (4 miles) and Nike (5 miles). The hotel is also located close to several attractions such as the Moorestown Mall
(1 mile), Garden State Racetrack (5 miles) and the New Jersey State Aquarium (5 miles). Lodging demand increased at an average annual compounded rate of 3.5%
between 2000 and 2004. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPAR was 76.9%, $63.99, and
$49.21, respectively.

The TownePlace Suites Silicon Valley property is located in the city of Newark, the county of Alameda, California. The city of Newark is bound by the city of
Fremont on three sides and by the San Francisco Bay along its western boundary.
The hotel is located within close proximity to several large corporations, including: General Motors (5 miles), Toyota (5 miles), Solectron California (7 miles), LSI Logic (7 miles) and Quantum (7 miles). RevPAR levels exhibited strong increases of 8.6% in 2004, and 6.6% in year-to-date through February
2005, compared to the corresponding period in the previous year. In addition, occupancy showed significant increases of 16.5% in 2004, and 9.3% in year-to-date through February 2005, compared to the corresponding period in the previous year. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPAR was 68.6%, $45.82, and $31.43, respectively.

----------
(1)  As provided by the TownePlace Suites Portfolio Borrowers.

(2)  TownePlace Suites Portfolio Properties ADR, Occupancy and RevPAR statistics as compared to Competitive Set ADR, Occupancy and RevPAR data obtained from
     Smith Travel Research ("STR") Report as of June 2005.

(3)  Certain information obtained from third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

The TownePlace Suites Portland property is located in the Town of Scarborough,
Cumberland County, Maine. Cumberland County is the largest county in the
Portland MSA. The hotel is located within close proximity to several demand generators, including: Southborough Office Park (0.5 mile), Anthem Blue Cross
Blue Shield (0.5 mile), Unum Provident (0.5 mile), North East Insurance (0.5 mile), Maine Mall (1 mile), Portland International Jetport (2 miles) and
Downtown Portland (7 miles). RevPAR levels showed increases of 4.9% in 2004, and
16.3% in year-to-date through January 2005, compared to the corresponding period in the previous year. In addition, occupancy showed significant increases of
5.7% in 2004, and 13.9% in year-to-date through January 2005, compared to the corresponding period in the previous year. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPAR was
67.7%, $72.60, and $49.15, respectively.

The TownePlace Suites Boston property is located in the Town of Tewksbury,
Middlesex County, Massachusetts. The property's market area is broadly defined as the Boston MSA, which encompasses 92 cities and towns surrounding the City of
Boston. The hotel is located within close proximity to several large corporations, including: Raytheon (0.1 mile), Starent Networks (0.1 mile), Avici
Systems (4 miles), Phillips Medical Systems (5 miles), Wyeth Biopharma (5 miles)
and Verizon (5 miles). The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPAR was 50.3%, $70.33, and
$35.39, respectively.

The TownePlace Suites Ft. Worth property is located in the city of Fort Worth, county of Tarrant, Texas. The property's market area can be defined as the
Dallas-Ft. Worth-Arlington MSA. The hotel is located within close proximity to several demand generators, including: Lockheed Martin (2.5 miles), Will Rogers
Coliseum (6.3 miles), Casa Manana (6.2 miles), Fort Worth Botanical Gardens (5.5 miles) and Fort Worth Zoo (5.2 miles). The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPAR was 76.2%,
$55.83, and $42.52, respectively.

The TownePlace Suites Miami Lakes property is located in the Miami Lakes market area in the city of Miami Lakes, the County of Miami-Dade, Florida. Miami Lakes
is part of the Miami-Fort Lauderdale-Miami Beach, FL MSA. The hotel is located within close proximity to several demand generators, including: American Express
(0.1 mile), Oak Lane Business Center (1.0 mile), Park Side Corporate Center (1.0 mile), Beckman Coulter (2.0 miles), Cordisl (2.0 miles), Catepillar (3 miles)
and Opa-Locka Business Park (5 miles). RevPAR levels exhibited increases of
16.1% in 2004, and 31.4% in year-to-date through February 2005, compared to the corresponding period in the previous year. In addition, occupancy showed increases of 11.3% in 2004, and 15.3% in year-to-date through February 2005, compared to the corresponding period in the previous year. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPAR was 79.0%, $80.10, and $63.27, respectively.

The TownePlace Suites Miami Airport property is located in the Miami Airport
West market area, in the city of Miami, the County of Miami-Dade, Florida. Miami is part of the Miami-Fort Lauderdale- Miami Beach, FL MSA. The hotel is located within close proximity to several demand generators, including: Costa Del Sol
Office Park (0.1 mile), Costa Del Sol Golf Course (0.2 mile), US Southern
Command (1 mile), Ryder Services (1 mile), Carnival Cruise Lines (1 mile) and
DHL Worldwide (1 mile). RevPAR levels exhibited increases of 13.2% in 2004, and
23.0% in year-to-date through February 2005, compared to the corresponding period in the previous year. In addition, occupancy showed increases of 10.7% in
2004, and 12.4% in year-to-date through February 2005, compared to the corresponding period in the previous year. The twelve months ending June 2005 for the competitive set in occupancy, average daily room rate, and RevPAR was
86.8%, $62.55, and $54.30, respectively.

THE BORROWERS. The borrowers (the "TownePlace Suites Portfolio Borrowers") are each a single purpose bankruptcy remote entity owned and controlled indirectly by Ashford Hospitality Limited Partnership, which is the operating partnership of Ashford Hospitality Trust, Inc. ("Ashford"). Ashford is a publicly traded real estate investment trust ("REIT") headquartered in Dallas, TX. The company commenced operations and became a public REIT on August 29, 2003 and is listed on the NYSE under the ticker "AHT". Ashford invests in both debt and equity investments, secured exclusively by hotel assets. As of October 20, 2005, the company had an equity market capitalization of $448 million. As of June 30,
2005, the company owned 79 hotels in 25 states with 12,868 rooms, and had acquired or originated mezzanine or first-mortgage loans receivable with a balance at June 30, 2005 of approximately $101.9 million.

PROPERTY MANAGEMENT. Affiliates of Marriott are the property managers for all of the TownePlace Suites Portfolio Properties. Marriott is a worldwide hospitality company whose lodging activities include full-service, select-service, extended-stay and timeshare segments. Marriott develops, operates and franchises hotels and corporate housing properties under 16 separate brand names in 66 countries. Marriott has more than 2,600 lodging properties located in the United
States and 65 other countries and territories.

Each management agreement is required to be terminated by the applicable borrower, at lender's request, following any default (beyond applicable notice and cure periods) by manager which permits termination of the management agreement. In the event that the property manager elects not to renew the term of any management agreement at the end of the initial term or any renewal term thereof, or if any management agreement is otherwise terminated by manager, then the applicable borrower shall appoint a replacement manager and a replacement hotel franchise to occupy and operate the property, each of which shall be acceptable to lender and the rating agencies; provided, that Remington Lodging and Hospitality, L.P. shall be deemed an acceptable replacement manager, and
Starwood Hotels & Resorts Worldwide, Inc., Hilton Hotels Corporation, Marriott
International, Inc. or any brand of any of them shall be deemed an acceptable replacement hotel franchise, and the approval of any of the foregoing as manager or hotel franchise, as applicable, by lender and the rating agencies will not be required.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE LOCKBOX. Each of the properties is managed by an affiliate of Marriott
International, Inc. ("Marriott"). At origination, the TownePlace Suites
Portfolio Borrowers and managers are required to deposit all rents and other gross revenue (including credit card receivables) from the properties into a related manager-controlled account (the "Manager Account"). Pursuant to the applicable management agreements and related documents, the manager will apply the funds in the Manager Account to its base management fee, applicable taxes, insurance premiums and a capital improvements/FF&E reserve before transferring the remaining funds to a lender-controlled account. Funds in the lender-controlled account will be applied to payment of reserves for taxes and insurance premiums (unless Marriott is the manager of the properties and such amounts are otherwise paid or reserved for by the manager), debt service, a reserve for capital improvements (unless Marriott is the manager of the properties and otherwise paid or reserved for by the manager), fees of the cash management bank, operating expenses of the applicable property (unless Marriott is the manager of the properties and otherwise paid or reserved for by the manager) and debt service on a permitted mezzanine loan (if any).

ESCROWS. The following escrows/reserves have been established with respect to the TownePlace Suites Hotel Portfolio Loan:

                                ESCROWS/RESERVES

TYPE:                                                          INITIAL   MONTHLY
--------------------------------------------------------------------------------
Immediate Repairs...........................................   $19,863     $0

Taxes, Insurance and Capital Expenditure Reserves. Monthly escrows for taxes, insurance premiums and capital expenditure reserves will be held by the property managers, affiliates of Marriott International, Inc.

Capital Improvement Guaranty. The TownePlace Suites Portfolio Borrowers are
obligated under the loan documents to spend an amount equal to $3,685,110 on capital improvements by December 31, 2006. Ashford Hospitality Limited
Partnership has provided a guaranty for the required capital expenditures.
Ashford Hospitality Limited Partnership is obligated under the guaranty to maintain (i) a tangible net worth equal to or not less than $100 million and
(ii) liquid assets in excess of its guaranteed obligations.

ADDITIONAL DEBT. The TownePlace Suites Portfolio Borrowers will not be permitted to further encumber the property or incur additional indebtedness while the
TownePlace Suites Portfolio Loan is outstanding, except, if the DSCR is greater than 1.50x and the LTV based on new appraisals is not more than 70%, then the
TownePlace Suites Portfolio Borrowers may incur mezzanine indebtedness such that the loan-to-value ratio of total indebtedness (i.e., TownePlace Suites Portfolio
Loan plus mezzanine loan) does not exceed 75% and the all-in DSCR does not fall below 1.35x. In addition, in connection with the sale of the TownePlace Suites
Portfolio Properties where the purchaser assumes the TownePlace Suites Portfolio
Loan in accordance with the permitted transfers provision of the loan documents, a transferring TownePlace Suites Portfolio Borrower or sponsor may provide mezzanine financing to the purchaser in an amount which, when taken together with any other financing obtained by such purchaser, does not exceed 90% of the sale price, subject to receipt of a rating agency confirmation letter.

SUBSTITUTION PROVISIONS. Subject to the terms and conditions set forth in the loan agreement, TownePlace Suites Portfolio Borrower(s) may, from time to time, replace an individual property with a qualified substitute property (a "Property
Substitution"), provided certain conditions, including the following, are met:
(a) the aggregate of (i) the allocated loan amount with respect to the individual property to be replaced (the "Original Property"), plus (ii) the allocated loan amounts with respect to all individual properties previously or simultaneously replaced by Property Substitutions, shall be less than 50% of the then-current principal balance of the loan; (b) no event of default shall have occurred and be continuing on such date either before or after the Property
Substitution; (c) the then-current market value of any proposed qualified substitute property ("Substitute Property"), as determined by an appraisal acceptable to a reasonable commercial mortgage lender, shall equal or exceed the then-current market value of the Original Property immediately prior to the
Property Substitution; (d) the net operating income of any Substitute Property for the twelve-month period trailing the date of determination ("TTM Period")
shall equal or exceed the net operating income of the Original Property; (e)
after giving effect to the Property Substitution, the DSCR for the aggregate portfolio shall be no less than the greater of (i) 1.57x, and (ii) the DSCR with respect to the TownePlace Suites Portfolio Loan for the TTM Period; (f) each
Substitute Property shall be (i) fully constructed and operating for a minimum of 12 months, and (ii) a limited service hotel property or full service hotel property, in each case operating under a Marriott franchise, or any other brand affiliated with the foregoing; and (g) TownePlace Suites Portfolio Loan
Borrower(s) shall have delivered to the lender confirmation of each of the rating agencies assigning a rating to securities issued in connection with the
TownePlace Suites Portfolio Loan, that the Property Substitution will not result in the qualification, withdrawal or downgrading of any such rating.

PARTIAL DEFEASANCE. Individual TownePlace Suites Portfolio Properties may be
released from the lien of the related mortgage by the TownePlace Suites
Portfolio Borrowers, provided conditions set forth in the loan documents are satisfied, including: (i) no defeasance will be permitted until after the second anniversary of the securitization of the loan; (ii) a defeasance of a principal amount equal to 125% of the applicable allocated loan amount; and (iii) the DSCR with respect to the remaining collateral is at least equal to the greater of
1.57x and the DSCR for the trailing twelve month period and immediately prior to defeasance.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

GREEN ACRES

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           1
Location (City/State)                                         Breinigsville, PA
Property Type                                                             MHC(1)
Size (Pads)                                                                 595
Percentage Physical Occupancy as of October 31, 2005                       93.4%
Year Built                                                                 1974
Year Renovated                                                             2005
Appraisal Value                                                     $38,200,000
Underwritten Economic Occupancy                                            92.0%
Underwritten Revenues                                                $3,265,308
Underwritten Total Expenses                                            $884,613
Underwritten Net Operating Income (NOI)                              $2,516,911
Underwritten Net Cash Flow (NCF)                                     $2,487,161
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                          LaSalle Bank National Association
Loan Group                                                                    1
Origination Date                                               December 1, 2005
Cut-off Date Principal Balance                                      $30,560,000
Cut-off Date Loan Balance Per Pad                                       $51,361
Percentage of Initial Mortgage Pool Balance                                 2.0%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                            5.3750%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           24
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Lockbox                                                                     NAP
Cut-off Date LTV Ratio                                                     80.0%
LTV Ratio at Maturity or ARD                                               69.9%
Underwritten DSCR on NOI                                                1.23x(2)
Underwritten DSCR on NCF                                                1.21x(3)
--------------------------------------------------------------------------------

----------
(1)  Manufactured Housing Community.

(2)  The debt service coverage ratio on NOI during the interest only period is
     1.51x.

(3)  The debt service coverage ratio on NCF during the interest only period is
     1.49x.

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       59

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       60

MERRILL LYNCH MORTGAGE TRUST 2005-LC1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Green Acres Loan") is evidenced by a single promissory note secured by a first priority Open-End Mortgage, Security
Agreement and Fixture Filing encumbering a manufactured housing community (the
"Green Acres Property") located in Breinigsville, Lehigh County, Pennsylvania.
The Green Acres Loan represents approximately 2.0% of the initial mortgage pool balance and approximately 2.3% of the initial loan group 1 balance.

The Green Acres Loan was originated on December 1, 2005, and has a principal balance as of the cut-off date of $30,560,000. The Green Acres Loan has a remaining term of 120 months and a scheduled maturity date of December 1, 2015.
The Green Acres Loan permits defeasance of the entire loan with United States
Treasury obligations or other non-callable government securities beginning two years after the creation of the series 2005-LC1 securitization trust. Voluntary prepayment of the Green Acres Loan is permitted on or after September 2, 2015 without penalty.

THE PROPERTY(1). The Green Acres Property is located at 8785 Turkey Ridge Road in Breinigsville, Pa. and is situated on approximately 150 acres. The Green
Acres Property is improved with 595 pads and various amenities including an office, a clubhouse, a maintenance building, a water treatment building, a swimming pool, a playground, tennis and basketball courts, asphalt paved roads, pole mounted lights and various landscaping. The rental rates at the Green Acres
Property range between $460 and $518 per pad, per month.

THE MARKET(1). The Green Acres Property is located in Lehigh County,
Pennsylvania, which together with Northampton County, Pennsylvania form an area known as the Lehigh Valley Region. The Lehigh Valley Region is located in East
Central Pennsylvania, approximately 60 miles northwest of Philadelphia,
Pennsylvania. Approximately 576,133 people lived within the Lehigh Valley Region in 2000, which was an increase of approximately 7.6% from 1990 census data. In
1998, the median household income in Lehigh Valley Region was approximately
$44,259. The largest employers in the Lehigh Valley Region include Bethlehem
Steel Corp., Lehigh University, Dun & Bradstreet Corp., Air Products &
Chemicals, Inc., Guardian Life and Kraft General Foods, Inc.

THE BORROWER. The borrower, MHC Green Acres Limited Partnership is a Delaware limited partnership (the "Green Acres Borrower"), that is a single purpose entity. The sponsor of the Green Acres Loan is MHC Operating Limited
Partnership, which is the operating partnership of Equity Lifestyles Properties,
Inc., ("ELS") a publicly traded REIT (NYSE: ELS). ELS is an owner and operator of resort and retirement oriented properties. As of May 2005, ELS owned or had an ownership interest in a portfolio of 278 properties located in the United
States and British Columbia containing in excess of 100,000 residential pads.

PROPERTY MANAGEMENT. The property manager for the Green Acres Property is MHC
Operating Limited Partnership, which is an affiliate of the Green Acres
Borrower. MHC Operating Limited Partnership manages approximately 200 manufactured housing communities totaling approximately 70,000 pads.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Green Acres Loan:

Taxes/Insurance Reserves. A sum equal to 1/12 of the amount estimated by lender to be sufficient to pay all taxes, assessments and similar charges 30 days prior to the date that such amounts are due and payable shall be required to be paid by the Green Acres Borrower on a monthly basis in the event any of the following events have occurred: (a) an event of default which has not been cured to the written satisfaction of the lender; (b) the sole fee simple owner of the Green
Acres Property is not the initial borrower and either (i) MHC Operating Limited
Partnership does not remain as sponsor, or (ii) an acceptable sponsor is not a successor entity as provided for in the loan documents; and (c) all tax items are not paid on or before the date such tax items are due and written evidence of such payment is not provided to lender within thirty (30) days after the due date. A sum equal to 1/12 of the amount estimated by lender to be sufficient to pay all insurance premiums 30 days prior to the date that such amounts are due and payable shall be required to be paid by the Green Acres Borrower on a monthly basis in the event any of the following events have occurred: (a) an event of default which has not been cured to the written satisfaction of the lender; (b) the sole fee simple owner of the Green Acres Property is not the initial borrower, and either (i) MHC Operating Limited Partnership does not remain as sponsor, or (ii) an acceptable sponsor is not a successor entity as provided for in the loan documents; (c) the Green Acres Borrower does not provide lender with written evidence that the insurance premiums have been paid not less than 30 days after any policy renewal date and that lender is included in all policies of insurance as an "additional insured"; and (d) the Green Acres
Property is not covered by a blanket policy of insurance complying in all respects with the terms of the loan documents and otherwise acceptable to lender.

----------
(1)  Certain information obtained from a third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal

This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

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